As filed with the Securities and Exchange Commission on April 30, 2026
Securities Act Registration No. 333-148723
Investment Company Act Registration No. 811-22172

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ___	[ ]
Post-Effective Amendment No. 501	[X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 502	[X]

WORLD FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

Karen Shupe Commonwealth Fund Services, Inc. 8730 Stony Point Parkway, Suite 205 Richmond, VA 23235 (804) 267-7400
(Address and Telephone Number of Principal Executive Offices)

The Corporation Trust Co.
Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801
(Name and Address of Agent for Service)

With Copy to:
John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211
It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
X	on April 30, 2026 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LDR CAPITAL MANAGEMENT, LLC

PROSPECTUS
April 30, 2026

LDR HIGH INCOME REALTY FUND
INSTITUTIONAL SHARES (Ticker: HLRRX)
PLATFORM SHARES (Ticker: HLPPX)
Z SHARES (Ticker: HLZZX)

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

This prospectus describes the LDR High Income Realty Fund (the "Fund"). The Fund is authorized to offer three classes of shares, all of which are offered by this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

FUND SUMMARY – LDR High Income Realty Fund

Investment Objective

The LDR High Income Realty Fund (the “Fund”) seeks to achieve long-term capital growth and current income through a portfolio of publicly traded real estate securities that may include equity REITs, mortgage REITs, REIT preferreds and other publicly traded companies whose primary business is in the real estate industry.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Shares	Platform Shares	Z Shares
Management Fee	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.00%	0.25%	0.00%
Shareholder Services Plan	0.04%	0.25%	0.00%
Other Expenses (1)	1.88%	2.18%	1.87%
Total Other Expenses	1.92%	2.43%	1.87%
Total Annual Fund Operating Expenses (2)	2.82%	3.58%	2.77%
Less Fee Waiver and/or Expense Reimbursement (2)	(1.27)%	(1.78)%	(1.22)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursement	1.55%	1.80%	1.55%
(1)Other expenses reflect anticipated economies of scale as a result of the reorganization of the Altegris/AACA Opportunistic Real Estate Fund into the Fund effective October 31, 2025 and therefore differ from the expense ratio expressed in the Fund’s financial highlights.
(2)LDR Capital Management, LLC (the "Adviser") has contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 1.55% of the Fund's average daily net assets until April 30, 2027. This limit does not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expense on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. World Funds Trust (the
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“Trust”) and the Adviser may terminate this expense limitation agreement prior to April 30, 2027 only by mutual written consent.  Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$285	$874	$1,489	$3,147
Platform Shares	$361	$1,097	$1,855	$3,845
Z Shares	$280	$859	$1,464	$3,099

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2025, the Fund’s portfolio turnover rate was 85.95% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s investment objective is focused on creating high, tax advantaged income plus capital appreciation (as described in more detail below) through investment in equity securities and call options of public real estate securities, which may include equity real estate investment trusts (a “REIT” or “REITs”),
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mortgage REITs, REIT preferreds, and other publicly traded companies whose primary business is in the real estate industry.

At its core, the Fund’s investment strategy comprises to basic layers. First, the Fund strives to opportunistically invest in the equity securities of REITs and real estate related entities in a manner that approximates large passive REIT index strategies. The Fund hopes to accomplish this goal by allocating capital in a manner that neutrally weights real estate property sectors from a top down perspective. From a bottoms up perspective, the Fund hopes to concentrate capital within each property category toward heavily weighted individual securities. In doing so, investors in the Fund can look to achieve asset class exposure similar to most real estate indexes and passively managed real estate mutual funds and ETFs. Second, the Fund strives to generate high income for investors through the execution of a covered call writing program. The Advisor seeks to generate distributable call writing premium through the execution or “writing” of short and long dated call options (discussed in greater detail below).

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry and other real estate related investments. Equity securities can consist of shares of REITs, and securities issued by other companies principally engaged in the real estate industry. Equity securities can also include securities convertible into common stocks where the conversion feature represents, in the Adviser’s view, a significant element of a security’s value, and preferred stocks.

The Fund considers a company to be principally engaged in the real estate industry if it either (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or (ii) has at least 50% of its assets in real estate or such real estate businesses. These include securities issued by REITs and real estate operating companies. The Fund does not invest in real estate directly.

This high income plus capital appreciation strategy seeks to invest in real estate securities that the Adviser’s view have (i) long term appreciation potential, (ii) have an above-average dividend yield or strong free cash flow growth, and (iii) large enough equity market capitalizations to allow for the creation of an underlying options market. The Adviser screens its universe of real estate securities for a number of proprietary valuation, income, and balance sheet metrics to identify candidates for investment. This process is combined with in-depth industry and company -specific research to narrow the investment options for the Fund. The Fund may invest in companies without regard to their market capitalization. The Fund’s strategy is an all-cap strategy which means that investments are made without regard to a company’s market
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capitalization. The Fund’s investment process does focus on index weightings, which allows for investors to achieve asset class exposure – while at the same time receiving higher income distributions and high tax advantages.
In executing its investment strategy, the Fund may use leverage, i.e., borrow money for investing, for the purpose of enhancing returns and meeting operating expenses and redemption requests while maintaining investment capacity. When the Fund borrows, it will maintain varying levels of leverage depending on factors such as the price of a particular security relative to the underlying real estate associated with that security and the returns of the security relative to the interest expense of the Fund. The amount of leverage may not exceed 33-1/3% of the Fund’s total assets less its liabilities other than borrowings. The Adviser is most likely to employ the use of leverage during periods when it believes it will obtain a greater return than the cost of borrowing, and when the Adviser believes that the securities are trading at a discount to their underlying real estate value.  Notwithstanding this expectation, the Fund will not use leverage, or will use leverage to a lesser extent, if the Adviser anticipates that leveraged assets in the Fund would result in lower returns to shareholders. The Adviser may also purchase securities for which there is a limited liquid market or companies with limited operating histories.

The Fund’s options trading strategy will seek to generate current income from option premiums by writing (selling) call options on equity securities, ADRs and ETFs. A call option refers to a financial transaction in which the investor selling a call option is obligated to deliver the underlying security at a set price for a set period of time. The Fund will only write call options where the Fund owns an equivalent amount of the underlying security. These options are known as “covered calls” because the Fund’s ownership of the long position in the underlying security “covers” the Fund’s obligation to deliver the shares if the buyer of the call option chooses to exercise.

The extent of option writing activity will depend on the Adviser’s judgment regarding the relationship between value and price of the securities they wish to acquire, the expiration dates that are available, and the attractiveness of writing call options on the Fund’s stock holdings. When the price of an equity security rises well above the Adviser’s sell price or is in the middle between the buy and sell price, the Fund may sell call options.

The Fund will hold the underlying security as collateral for covered call option trades. Collateral for call options purchased to increase returns is limited to the total cash paid for the option. The Fund’s Custodian will segregate such collateral for the benefit of the counterparty.

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The Fund may take short positions totaling up to 30% of the Fund’s total assets.  The Adviser is most likely to use shorting to protect accumulated unrealized gains, or to take advantage of special situations where, in the Adviser’s view, the investment’s fundamental outlook is believed poor relative to its current valuation. Short sales may occur if the Adviser determines an event is likely to have downward impact on the market price of a company’s securities. The Adviser may short either individual securities and/or index funds when appropriate.

While both leverage and shorting are permitted, neither is required to execute the Fund’s income plus appreciation investment process. The Fund is long biased, which means that on a net basis that it will have more exposure to long positions in its portfolio than short positions.

The remainder of the Fund's assets will be invested in cash or short-term investments or securities of real estate operating companies that may pay little or no dividends.

Principal Risks

An investment in the Fund is not guaranteed and you may lose money by investing in the Fund. The Fund is not a complete investment program. It has been designed to provide exposure to the real estate industry and is typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares.

Real Estate Market and Related Risk. Since the Fund concentrates its assets in the real estate industry, your investment in the Fund involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. The value of the Fund’s holdings in real estate exposed companies may be affected negatively by factors unrelated to real estate markets.

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REIT Risk. REITs are pooled investment vehicles which include equity REITs and mortgage REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value.

Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Like investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund. The Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, lost rents due to public health crises, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, changes in interest rates and changes in the tax laws.
Additionally, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

REITs, and in particular, mortgage REITs, are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align
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themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investments in REITs may also be subject to limited financial resources, infrequent or limited trading, and abrupt or erratic price movements.

The distributions the Fund receives from REITs generally will be taxable as ordinary income (to the extent that they come from mortgage interest and rents), rather than qualifying for the lower rate on qualified dividends.

Investment in Smaller Companies Risk. The Fund may be focused on smaller companies (those companies with a market capitalization of less than $1 billion). Smaller real estate company stocks can be more volatile and speculative than, and perform differently from, larger real estate company stocks. Smaller companies tend to have limited resources, products, and market share and are dependent on a smaller management group than larger companies. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small company stocks may fall regardless of trends in the broader market.

Leverage Risk. The Fund may use leverage in executing its investment strategy. Leverage will increase the volatility of the Fund’s performance and its risk. The amount of leverage may not exceed 33-1/3% of the Fund’s total assets less its liabilities other than borrowings. The amount of the Fund’s borrowings, and the interest rates at which the Fund borrows, in particular, will affect the operating results of the Fund. There can be no assurance that a leveraging strategy will be successful.

Short Sales Risk. The Fund may engage in short sales of securities and index funds in executing its investment strategy. Short sales may not exceed 30% of the Fund’s total assets. Short sales may occur if the Adviser determines an event is likely to have a downward impact on the market price of a company’s securities. Such practices can, in certain circumstances, substantially increase the impact of adverse price movements on the Fund’s portfolio. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund may incur expenses in selling securities short. A short sale of a security involves the risk of a theoretically unlimited increase in the market price of the security, which could result in an inability to cover the short position or a theoretically unlimited loss.

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Index Non-Correlation Risk. The Fund does not attempt to mimic the composition or performance of any index, including any equity REIT indices. The Fund’s investment process will not take into consideration the weightings or composition of any indices, including any equity REIT indices. As a result, there is a significant risk that the performance of the Fund will deviate from that of any particular indices.

Stock Market Risk. Stock prices in general rise and fall as a result of investors’ perceptions of the market as a whole. If the stock market drops in value, the value of the Fund’s portfolio investments is also likely to decrease in value. The increase or decrease in the value of the Fund’s investments, in percentage terms, may be more or less than the increase or decrease in the value of the market. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets, including fluctuation in interest rates, national and international economic conditions and general equity market conditions. Local, regional, and global events such as war, acts of terrorism, the spread of infectious diseases or other public health issues, recessions, or other events could have a significant impact on the Fund’s investments.

Investment Style Risk. The Fund pursues an income plus appreciation style of investing. This style of investing focuses on companies with stocks with generally larger market capitalizations. If the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, larger capitalization stocks sometimes tend to get overvalued during heightened periods of passive fund flows – in a manner that exceeds underlying real estate value.

Preferred Securities Risk. Preferred securities combine features of both fixed income and equity. Preferred securities tend to exhibit characteristics more like traditional fixed income securities because regular income distributions are the principal source of return, as opposed to capital appreciation. Therefore, prices of preferred securities can rise or fall depending on interest rates. Adverse changes in the credit quality of the issuer may negatively impact the market value of the securities. This credit risk may also include that the issuer cannot afford to pay the preferred dividend due to tenant vacancies, defaults, or other cash flow issues. The securities may be redeemed beginning on their call date, or at any time following a special event (e.g., a change in tax law that adversely affects the Company with regard to the securities). If called, holders may face a reinvestment decision at lower future rates. Certain events can impact a preferred security issuer’s financial situation and ability to make timely payments to shareholders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact preferred security holders since they are paid after bondholders. Also, in the event of a sale or privatization of a company, its preferred shares may be
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negatively impacted. Preferred securities are also subject to duration risk as they are long-duration instruments, typically callable only at the option of the issuer. They are also subject to the risk that if the company is taken over by another company with higher leverage than the current issuer, coverages and other credit metrics could decline making the preferred security less valuable.

Convertible Securities Risk. The market values of convertible securities are affected by market interest rates, the risk of issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risk as apply to underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Restricted and Illiquid Securities Risk. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. If a security is illiquid, the Adviser may not be able to sell the security at a time when it might wish to sell, which means that the Fund could lose money.

Debt Securities Risk. Debt securities are issued with a specific interest rate and maturity. Once the securities are issued, they are subject to credit risk and interest rate risk. Credit risk is the chance that the issuer will fail to pay the stipulated interest payments on the security, or to pay the principal at maturity. Negative perceptions of the issuer’s ability to make interest or principal payments will cause the price of the security to decline. While U.S. government-backed debt securities generally are considered to be among the highest credit quality, they are subject to market risk. The U.S. government guarantees the timely payment of interest and principal on U.S. Treasury securities but does not guarantee their price.

Interest Rate Risk. The value of common and preferred equities generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the Fund's investments that are interest rate sensitive will fall. Because interest rate risk is the primary risk presented by bills, notes and bonds that are issued, sponsored, or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities") and other very high-quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds. The risks associated with rising interest rates are heightened given the historically low interest rate environment as of the date of this prospectus. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects
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on the financial markets and the Fund’s investments. Fixed income instruments with longer durations are subject to more volatility than those with shorter durations.

Credit Risk. Credit risk is the risk that a security in the Fund's portfolio will decline in price or the issuer will fail to make dividend, interest, or principal payments when due because the issuer of the security experiences a decline in its financial status. Real estate companies, including REITs, may be leveraged and financial covenants may affect the ability of REITs to operate effectively.

Concentration Risk. The Fund will concentrate its investments in real estate companies and other publicly traded companies whose asset base is primarily real estate. As such, the Fund will be subject to risks similar to those associated with the direct ownership of real estate including those noted above under “Real Estate Market Risk and Related Risk.”

Covered Call Risk. A covered call strategy involves the Fund writing (selling) covered call options in return for the receipt of premiums. The Fund, as the seller of the option, gives up the opportunity to benefit from value increases in the securities of the underlying security above the strike price of the sold call options, but continues to bear the risk of underlying security price declines. The premiums received from the options may not be sufficient to offset any losses sustained from underlying equity price declines. Exchanges may suspend the trading of options during periods of abnormal market volatility. Suspension of trading may mean that Fund, as the option seller, is unable to sell options at a time that may be desirable or advantageous to do so.

Derivatives Risk. The Fund may gain exposure to equity securities directly through investment in derivatives instruments, such as short covered call options. The Fund’s exposure to derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index; and (iv) potential for a greater loss than the amount invested by the Fund.

•Call Options Risk. There are risks associated with the sale and purchase of call options. As the seller (writer) of a call option, the Fund may experience lower returns if the value of the reference index or security rises above the exercise price.

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There is risk of loss to the Fund in connection with purchasing call options. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The Fund retains the risk of loss should the price of such securities decline.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the periods indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at https://ldrcapitalmgmt.com/ or by calling toll-free 800-673-0550.

The Fund acquired the assets and assumed the historical performance of another mutual fund (the “Predecessor Fund”) on November 25, 2005. The performance shown in the table for periods between that date and December 16, 2002 is the performance of the Predecessor Fund. On December 16, 2002, the Predecessor Fund acquired the assets of an unregistered, similarly managed investment company (the “Partnership”). Performance prior to that date is that of the Partnership. The Partnership was not subject to the same investment and tax restrictions as the Predecessor Fund or the Fund; if it had been, the Partnership’s performance may have been lower. Additionally, on August 15, 2014, the Fund was reorganized from a series of World Funds, Inc., a Maryland corporation, to a series of the Trust, a Delaware statutory trust (the “Reorganization”). The performance information shown below is based upon the average total returns of the Fund (which, as noted above, includes the performance of the Fund prior to the Reorganization). The performance information below is intended to serve as an illustration of the variability of the Fund’s returns. The Fund’s fee and expense structure prior to the Reorganization was different and could have impacted results.

The following bar chart shows the annual returns for the Institutional Shares of the Fund for the previous ten calendar years. The performance of the Fund’s Platform Shares and Z Shares will differ from the returns of the Fund’s Institutional Shares shown in the bar chart because the expenses of the Classes differ.

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Year-By-Year Annual Returns

LDR High Income Realty Fund
(Class I)
Calendar Year Total Returns
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
9.89%
-1.36%
-13.63%
31.75%
-3.71%
40.39%
-21.25%
10.48%
9.45%
-9.15%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown, the highest quarterly return was 23.67% (quarter ended June 30, 2020) and the lowest quarterly return was -36.77% (quarter ended March 31, 2020).

Average Annual Returns for Periods Ended December 31, 2025*

The table below shows how average annual total returns of the Fund’s Institutional Shares compared to those of the Fund’s broad-based market benchmark, the S&P 500®Index, and the FTSE NAREIT All Equity REIT Index, which is the Fund’s secondary index. The table also presents the impact of taxes on the Fund’s Institutional Shares. After-tax returns are calculated using the historical highest marginal individual U.S. federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”). Because the Partnership was not a regulated investment company and, therefore, did not distribute current or accumulated earnings and profits, after-tax returns are not included for the period of the Partnership’s operations (December 1, 1999 to December 16, 2002). The after-
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tax returns for the Platform Shares and Z Shares will differ from those of the Institutional Shares as the expenses of the Classes differ.

Return Before Taxes	One Year	Five Years	Ten Years	Since Inception as a Mutual Fund	Since Inception Of the Partnership
Institutional Shares	(9.15)%	3.96%	3.73%	7.67% (12/16/02)	9.56% (12/1/99)
Platform Shares	(9.36)%	3.70%	3.47%	7.36% (12/22/09)	N/A
Return After Taxes – Institutional Shares	One Year	Five Years	Ten Years	Since Inception as a Mutual Fund (12/16/02)	Since Inception Of the Partnership (12/1/99)
Return After-Taxes on Distributions	(12.33)%	0.49%	0.69%	5.01%	N/A
Return After-Taxes on Distributions and Sale of Fund Shares	(5.40)%	1.95%	1.98%	5.39%	N/A
S&P 500® Index(1)	17.87%	14.42%	14.82%	11.25%	8.26%
FTSE NAREIT All Equity REIT Index (reflects no deduction for fees, expenses or taxes)	2.25%	4.86%	5.80%	8.08%	7.93%
* As of December 31, 2025, there were no Z Shares outstanding for the Fund.
(1)In connection with newly adopted SEC regulations applicable to the Fund, the S&P 500® Index is the Fund’s broad-based securities market index. The Fund will continue to show performance for the FTSE NAREIT All Equity REIT Index, the Fund’s secondary securities market index.

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Investment Adviser

LDR Capital Management, LLC, serves as the investment adviser to the Fund.

Portfolio Managers

The Fund’s portfolio managers are:

Larry Raiman, Managing Principal, CIO, has been Portfolio Manager to the Fund since August 2022.

Jennifer Yap, Portfolio Manager of the Adviser, has been Portfolio Manager to the Fund since March 2025.

Purchase And Sale Of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial purchase or exchange into Institutional Shares of the Fund is $10,000; $2,500 for Platform Shares; and $100,000 for Z Shares. Subsequent investments must be in amounts of $1,000 or more for Institutional Shares; $100 or more for Platform Shares; and $5,000 or more for Z Shares. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund’s shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k), IRA or 529 college savings plan, in which case you will generally be taxed upon withdrawal of monies from the tax-deferred arrangement.

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Payments To Broker-Dealers And Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

The Fund seeks to achieve long-term capital growth and current income through a portfolio of publicly traded real estate securities that may include equity REITs, mortgage REITs, REIT preferreds and other publicly traded companies whose primary business is in the real estate industry.
Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry and other real estate related investments. The Fund's 80% investment strategy may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval. Shareholders will be given 60 days’ notice if the Fund decides to change its investment objective or strategy. The remainder of the Fund’s assets will be invested in cash or short-term investments, debt securities or at times securities of real estate operating companies that pay little or no dividends. The Fund may invest in common stocks of issuers listed on a national securities exchange or traded in the over-the-counter market. Although certain securities in which the Fund may invest may be issued by well-known companies, others may be issued by less recognized and smaller companies.

ADDITIONAL STRATEGY INFORMATION

Real Estate Companies. For purposes of the Fund’s investment policies, a company is considered to be principally engaged in the real estate industry if it either (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or (ii) has at least 50% of its assets in real estate or such real estate businesses. These equity securities can consist of common stocks (including REIT shares), rights or warrants to purchase common stocks, securities convertible into
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common stocks where the conversion feature represents, in the Adviser's view, a significant element of a security's value, and preferred stocks.

REITs. The Fund may invest in shares of REITs. A REIT is a separately managed trust that makes investments in various real estate assets. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. A REIT is not taxed on income or net capital gains distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies, and the Fund intends to use these REIT dividends to meet the current income goal of its investment objective.

•Types of REITs. REITs can generally be classified as equity REITs and mortgage REITs.

•Equity REITs. Equity REITs are companies that invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by investing in and selling properties that have appreciated in value.

•Mortgage REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

Real Estate Operating Companies. The Fund may invest in real estate operating companies ("REOCs"), which are publicly traded real estate companies that have not elected to be taxed as REITs. The three primary reasons for not making that election are: (a) a REOC may carry forward net operating losses; (b) a REOC may operate lines of businesses that generate income and would not qualify as a business that a REIT may operate and would not retain its tax status; and (c) a REOC may retain and reinvest its earnings whereas a REIT must distribute substantially all of its taxable income every year to retain its tax status.

Real Estate Exposed Companies and Other Securities. The Fund may invest in companies whose primary business is not real estate, but where the majority of the companies’ assets or cash flows are real estate related. While the Fund emphasizes investments in common stocks, it can also buy other equity securities, such as preferred stocks, warrants, and securities convertible into common stocks (which may be subject to credit risks and interest rate risks), and bonds. The Adviser considers some convertible securities to be “equity equivalents” because of the conversion feature and in that case their rating has less impact on the Adviser’s investment decision than in the case of other debt securities.
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Illiquid and Restricted Securities. Although the Fund does not generally invest in illiquid securities, investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Generally, an illiquid security is any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Restricted securities may have terms that limit their resale to other investor or may require registration under federal securities laws before they can be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Adviser monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Temporary Defensive and Interim Investments. In times of adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in temporary defensive investments that are inconsistent with the Fund's principal investment strategies. If the Fund does so, the Fund may not achieve its investment objective. Cash equivalent investments that may be purchased by the Fund include short-term, high-quality debt securities, money market instruments U.S. Government Securities, commercial paper or floating rate debt instruments. Cash equivalent securities other than U.S. Government Securities purchased by the Fund must have received one of the two highest credit ratings from a nationally recognized statistical rating organization or be of comparable quality, as determined by the Adviser. The Fund may also purchase shares of money market mutual funds or interests in collective accounts maintained by banks or financial institutions which hold the types of securities described above. In addition, cash not invested in equity securities may be invested in fixed income securities ("bonds") pending investment in equity securities, as well as to maintain liquidity. Bonds and money market securities, while generally less volatile than equity securities, are subject to interest rate and credit risks.

ADDITIONAL INFORMATION ABOUT RISK

The Fund expects to invest primarily in common stocks and other equity securities (including preferred securities) issued by real estate companies. The main risk is that the value of the stocks the Fund holds might decline as a result of the performance of individual stocks, a decline in the stock market in general or a general decline in real estate markets. An investment in the Fund is not guaranteed, and you may lose money by investing in the Fund. The Fund is not a complete investment program. The Fund has been designed to provide
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exposure to securities of real estate companies and are typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares. The risks associated with an investment in the Fund include:

Real Estate Market Risk. The real estate industry is particularly sensitive to economic downturns. REIT prices may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in U.S. federal or state taxation policies affecting REITs and poor management. Other risks that can adversely affect the value of securities in the real estate industry include: extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; lost rents due to pandemics or other public health crises; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values; and the appeal of properties to tenants and changes in interest rates.

REIT Risk. The share prices of REITs may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. If a REIT fails to qualify as a REIT in any taxable year, it will be subject to U.S. federal income tax on its taxable income at regular corporate rates. This could result in a discontinuation or substantial reduction in dividends to the REIT stockholders. Moreover, unless entitled to relief under certain statutory provisions, it could also be disqualified from treatment as a REIT for the four taxable years following the year during which qualification was lost.
Investment in Smaller Companies Risk. The Fund may be focused on smaller companies (those companies with a market capitalization of less than $1 billion). Smaller real estate company stocks can be more volatile and speculative than, and perform differently from, larger real estate company stocks. Smaller companies tend to have limited resources, product, and market share and are dependent on a smaller management group than larger companies. As a result, their share prices tend to fluctuate more than those of larger companies. Those shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small company stocks may fall regardless of trends in the broader market.

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Warrants and Rights Risk. Stock rights are instruments issued by companies to provide current shareholders with the opportunity to preserve their fraction of corporate ownership. Warrants are long-term instruments that also allow shareholders to purchase additional shares of stock at a discounted price, but they are typically issued with an exercise price above the current market price. As with other types of options, the stock's market price could fall below the exercise price, at which point the rights or warrants would become worthless. Rights and warrants also become worthless upon expiration regardless of where the underlying stock is trading. The values for stock rights and warrants are determined in much the same way as for market options. They have both intrinsic value, which is equal to the difference between the market and exercise prices of the stock, and time value, which is based on the stock’s potential to rise in price before the expiration date. Both types of securities lose their intrinsic value, if the market price of the stock drops below their exercise or subscription price.

Convertible Securities Risk. The market values of convertible securities are affected by market interest rates, the risk of issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risk as apply to underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Leverage Risk. The amount of borrowings, and the rates at which the Fund can borrow in particular, will affect the performance of the Fund. To the extent leveraging is permitted for a particular Fund, leveraging exaggerates changes in the value and in the yield of the Fund’s portfolio. This may result in greater volatility of the NAV of the shares. To the extent the income or capital appreciation derived from securities purchased with monies received from leverage is not sufficient to cover the cost of leverage, the Fund’s return would be lower than if leverage had not been used.

The Fund could lose more than the amount it invests. Any borrowing will be done pursuant to a prime brokerage arrangement under which loans will be payable on demand by the lender and can be prepaid by the Fund at any time, without penalty. If the securities pledged to the Fund’s lender decline in value, or if the lender determines that additional collateral is required for any other reason, the Fund could be required to repay the loans, provide additional collateral or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden drop in the value of the Fund’s assets, the Fund might not be able to liquidate assets quickly
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enough to pay off its debt. The Fund will not use leverage if the Adviser anticipates that leveraged assets would result in a lower return to shareholders than the Fund could obtain over time without leverage.

Index Non-Correlation Risk. The Fund does not attempt to mimic the composition or performance of any index, including any equity REIT indices. The Fund’s investment process will not take into consideration the weightings or composition of any indices, including any equity REIT indices. As a result, there is a significant risk that the performance of the Fund will deviate from that of any particular indices.

Preferred Securities Risk. The Fund may invest in preferred securities. Preferred securities are also subject to duration risk as they are long-duration instruments, typically callable only at the option of the issuer. They are also subject to the risk that if the company is taken over by another company with higher leverage than the current issuer, coverages and other credit metrics could decline making the preferred security less valuable.

Debt Securities Risk. Debt securities are issued with a specific interest rate and maturity. Once the securities are issued they are subject to credit risk and interest rate risk. Credit risk is the chance that the issuer will fail to pay the stipulated interest payments on the security, or to pay the principal at maturity. Negative perceptions of the issuer’s ability to make interest or principal payments will cause the price of the security to decline. While U.S. Government-backed debt securities generally are considered to be among the highest credit quality, they are subject to market risk. The U.S. Government guarantees the timely payment of interest and principal on U.S. Treasury securities but does not guarantee their price.

Interest Rate Risk. The value of common and preferred equities generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the Fund's investments that are interest rate sensitive will fall. Because interest rate risk is the primary risk presented by U.S. Government Securities and other very high-quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.

Credit Risk. Credit risk is the risk that the issuer of a bond or other security will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond’s value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high-quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Low quality bonds involve high credit risk and are considered speculative.

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Real estate companies, including REITs, may be leveraged and financial covenants may affect the ability of REITs to operate effectively. If the principal payments of a REIT's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the REIT's cash flow may not be sufficient to repay all maturing debt outstanding. In addition, a real estate company's obligation to comply with financial covenants (such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations) may restrict a company's range of operating activity. A real estate company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions, which may be beneficial to the operation of the REIT.

Concentration Risk. The Fund will concentrate its investments in real estate companies and other publicly traded companies whose asset base is primarily real estate. As such, the Fund will be subject to risks similar to those associated with the direct ownership of real estate including those noted above under “Real Estate Market Risk.”
Covered Call Risk. A covered call strategy involves writing (selling) covered call options in return for the receipt of premiums. The seller of the option gives up the opportunity to benefit from value increases in the securities of the underlying security above the strike price of the sold call options, but continues to bear the risk of underlying security price declines. The premiums received from the options may not be sufficient to offset any losses sustained from underlying security price declines. Exchanges may suspend the trading of options during periods of abnormal market volatility. Suspension of trading may mean that an option seller is unable to sell options at a time that may be desirable or advantageous to do so.

Derivatives Risk. The Fund may gain exposure to equity securities directly through investment in derivatives instruments, such as short covered call options. The Fund’s exposure to derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index; and (iv) potential for a greater loss than the amount invested by the Fund.

•Call Options Risk. There are risks associated with the sale and purchase of call options. As the seller (writer) of a call option, the Fund may experience lower returns if the value of the reference index or security rises above the exercise price.

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There is risk of loss to the Fund in connection with purchasing call options. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The Fund retains the risk of loss should the price of such securities decline.

Investment Style Risk. The Fund pursues an income plus appreciation style of investing. This style of investing focuses on companies with stocks with generally larger market capitalizations. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, larger capitalization stocks sometimes tend to get overvalued during heightened periods of passive fund flows – in a manner that exceeds underlying real estate value.

Stock Market and Debt Securities Risks. The Fund may invest in equity securities, which include common, preferred, and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. The price of equity securities can fluctuate, at times dramatically, based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services, and a company's performance may also be impacted by developments affecting the particular issuer or its industry or geographic sector. As a result, individual companies may not perform as anticipated. Furthermore, stock markets in which the Fund invests may experience periods of turbulence and instability and domestic and global economies may go through periods of decline and change, which may negatively impact the price of equity securities. Convertible securities, like fixed-income securities, tend to increase in value when interest rates decline and decrease in value when interest rates increase and may also be affected by changes in the value of the underlying common stock into which the securities may be converted. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates and more volatile than convertible securities with shorter maturities. In addition, issuers of convertible securities that pay fixed interest and dividends may default on interest or principal payments, and an issuer may have the right to buy back certain convertible securities at a time and a price that is unfavorable to the Fund. Preferred securities are also subject to duration risk as they are long-duration instruments, typically callable only at the option of the issuer. They are also subject to the risk that if the company is taken over by another company with
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higher leverage than the current issuer, coverages and other credit metrics could decline making the preferred security less valuable.

Restricted and Illiquid Securities Risk. Certain securities generally trade in lower volume and may be less liquid that securities of large established companies. If a security is illiquid, the Adviser may not be able to sell the security at a time when it might wish to sell, which means that the Fund could lose money.

Short Sales Risk. The Fund may engage in short sales. To effect a short sale, the Fund’s brokerage firm borrows the security to make delivery to the buyer. When the short position is closed, the Fund is obligated to deliver that security by purchasing it at the market price. A short sale position may be taken if the Adviser determines an event is likely to have a downward impact on the market price of a company’s securities. In addition, short positions may be taken if, in the opinion of the Adviser, such positions will reduce the risk inherent in taking or holding long positions. The extent to which the Fund engages in short sales will depend upon its investment strategy and perception of market direction. Such practices can, in certain circumstances, substantially increase the impact of adverse price movements on the Fund’s portfolio. A short sale of a security involves the risk of a theoretically unlimited increase in the market price of the security, which could result in an inability to cover the short position or a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

Portfolio Turnover. A change in the securities held by the Fund is known as “portfolio turnover”. The Fund may have a high portfolio turnover rate of over 100% annually, although the Adviser anticipates that portfolio turnover will normally be less than 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to the shareholders, increasing their taxable distributions.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the policies and procedures employed by the Fund with respect to the disclosure of Fund portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

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THE INVESTMENT ADVISER

LDR Capital Management, LLC (the “Adviser”), based in New York and organized in Delaware limited liability corporation organized in 2011, serves as the adviser for the Fund pursuant to an investment advisory agreement with the Trust (the “New Advisory Agreement”). The principal office of the Adviser is 300 Park Avenue, Suite 520, New York, New York 10022.

For the fiscal period ended December 31, 2025, the Adviser earned an aggregate fee of 0.90% of the Fund's daily net assets for investment advisory services performed, of which 0.16% was waived pursuant to the expense limitation agreement which expired on April 30, 2027

A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s New Advisory Agreement with the Adviser is available in the Fund’s semi-annual report to shareholders dated June 30, 2025.

THE PORTFOLIO MANAGERS

Larry Raiman, Managing Principal, CIO, has been Portfolio Manager to the Fund since August 2022.

Jennifer Yap, Portfolio Manager of the Adviser, has been Portfolio Manager to the Fund since March 2025.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of shares of the Fund.

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HOW TO BUY SHARES

You may purchase shares of the Fund through financial intermediaries, such as fund supermarkets or through brokers or dealers who are authorized by the Foreside Fund Services, LLC (the “Distributor”) to sell shares of the Fund (collectively, “Financial Intermediaries”). You may also purchase shares directly from the Fund’s Transfer Agent. You may request a copy of this prospectus by calling 800-673-0550. There are no sales charges in connection with purchasing shares of the Fund. Financial Intermediaries who offer Fund shares may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, Financial Intermediaries may charge transaction fees or set different minimum investment amounts. Financial Intermediaries may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their Financial Intermediary regarding its procedures for purchasing and selling shares of the Fund as the policies and procedures may be different. The price you pay for a share of the Fund is the NAV next determined upon receipt of your purchase request by Commonwealth Fund Services, Inc. (the “Transfer Agent”), the Fund’s transfer and dividend disbursing agent, or your Financial Intermediary. The Fund will be deemed to have received your purchase or redemption order when the Financial Intermediary receives the order. Such Financial Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

Certain Financial Intermediaries may have agreements with the Fund that allows it to enter confirmed purchase and redemption orders on behalf of clients and customers. Under this arrangement, the Financial Intermediary must send your payment to the Fund by the time the Fund prices its shares on the following business day. The Fund is not responsible for ensuring that a Financial Intermediary carries out its obligations. You should look to the Financial Intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

Share Class Alternatives

The Fund offers three different classes of shares (Institutional Shares, Platform Shares and Z Shares) through this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and fees and may have different share prices and minimum investment requirements. When you buy shares, be sure to specify the class of shares in which you choose to invest. Because each share class has different combinations of sales charges, expenses and other features, you
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should consult your financial adviser to determine which class best meets your financial objectives.

Small Account Balances

If the value of your account falls below the minimum account balance of $2,500, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below this amount solely as a result of fund performance. Please check with your Financial Intermediary concerning required minimum account balances. You should note that should such a redemption occur with regards to a non-retirement account, such redemption would be subject to taxation. Please refer to the section entitled “Dividends, Distributions and Taxes” below.

Proper Form

Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received by the Fund.

Minimum Investments

The minimum initial investment for Institutional Shares of the Fund is $10,000; $2,500 for Platform Shares; and $100,000 for Z Shares. Subsequent investments must be in amounts of $1,000 or more for Institutional Shares; in amounts of $100 or more for Platform Shares; and in amounts of $5,000 or more for Z Shares. The Trust may waive the minimum initial investment requirement for purchases made by trustees, officers and employees of the Trust. The Trust may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Trust may also change or waive policies concerning minimum investment amounts at any time. The Trust retains the right to refuse to accept an order.

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Customer Identification Program

Federal regulations require that the Trust obtain certain personal information about you when opening a new account. As a result, the Trust must obtain the following information for each person that opens a new account:

Name;
Date of birth (for individuals);
Residential or business street address (although post office boxes are still permitted for mailing); and
Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Trust may restrict your ability to purchase additional shares until your identity is verified. The Trust also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Purchases by Mail

For initial purchases, the account application should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Fund. When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Purchases by Wire

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund toll free at 800-673-0550 or the Transfer Agent at 800-628-4077 to advise the Trust of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire,
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please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund’s records. You will not have access to your shares until the Fund’s records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

General

The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund’s management, such withdrawal is in the best interest of the Fund. An order to purchase Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received. The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by the Fund in Proper Form (as defined below).

Other Purchase Information

You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the Distributor to sell shares of the Fund, by contacting the Fund’s toll free at 800-673-0550 or by contacting the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning 800-628-4077. If you hold an account through a Financial Intermediary, you may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting your Financial Intermediary. Financial Intermediaries may charge transaction fees for the purchase or sale of the Fund’s shares, depending on your arrangement.

Eligibility for Z Shares

You may generally open an account and purchase Z shares only through fee-based programs of investment dealers that have special agreements with the Distributor, through financial intermediaries that have been approved by, and that have special arrangements with, the Distributor to offer Z Shares to self-directed investment brokerage accounts that may charge a transaction fee to investors, through certain registered investment advisers and through other intermediaries approved by the Distributor. These intermediaries typically charge on-going fees to investors for services they provide. Intermediary fees are not paid by the Fund and are paid by investors and normally range from 0.08% to 0.10% of assets annually, depending on the services offered.

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HOW TO SELL SHARES

You may redeem your shares of the Fund at any time and in any amount by contacting your Financial Intermediary or by contacting the Fund by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in “proper form.” The Transfer Agent will promptly notify you if your redemption request is not in proper form. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

The Fund’s procedure is to redeem shares at the NAV next determined after the Transfer Agent or authorized Financial Intermediary receives the redemption request in proper form. Payment of redemption proceeds will be made promptly, as instructed by check, wire or automated clearing house (ACH) but no later than the seventh calendar day following the receipt of the request in proper form. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the Securities and Exchange Commission (the “SEC”) determines that there is an emergency. In such circumstances, you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.
The Fund typically expects to meet redemption requests through cash holdings or cash equivalents and anticipates using these types of holdings on a regular basis. The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form: (i) for payment by check, the Fund typically expects to mail the check within two business days; and (ii) for payment by wire or ACH, the Fund typically expects to process the payment within two business days. Payment of redemption proceeds may take up to 7 days as permitted under the Investment Company Act of 1940. Under unusual circumstances as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.
To the extent cash holdings or cash equivalents are not available to meet redemption requests, the Fund will meet redemption requests by either (i) rebalancing their overweight securities or (ii) selling portfolio assets. In addition, if the Fund determine that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.
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If you sell Institutional Shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

Redemption by Mail

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered, to: the name of the Fund, Attn: Redemptions, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at 800-628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone

You may redeem your shares by telephone provided you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at 800-628-4077. There is no charge to shareholders for redemptions by telephone. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.
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Redemption by Wire

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire. There is no charge to shareholders for redemptions by wire.

The Fund will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

Redemption in Kind

The Fund typically expects to satisfy requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Adviser believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian to the extent such arrangements are in place with the custodian. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” While the Fund does not intend, under normal circumstances, to redeem its shares by payment in kind, it is possible that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund, and such payment would generally consist of a pro rata portion of the Fund’s portfolio. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s NAV per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net assets at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election. The Fund’s methods of satisfying shareholder redemption requests will normally be used during both regular and stressed market conditions.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions.

Dividends from net investment income, if any, are declared and paid quarterly. The Fund intends to distribute annually any net capital gain.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and distributions, and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement arrangement, such as an IRA, it may not be to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” To avoid buying a dividend, check the Fund’s distribution schedule before you invest.

Taxes

In general, Fund distributions are taxable to you as either ordinary income or capital gain. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any long-term capital gain the Fund distributes is taxable to you as long-term capital gain no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gain of the Fund) will generally be taxable to you as ordinary income. Distributions that are designated as “qualified dividend income” will be taxable at the rates applicable to long-term capital gain. Distributions attributable to dividends received by the Fund from a REIT do not qualify for qualified dividend income treatment. Each year (generally in the first several months of each year), you will receive a statement that shows the tax status of distributions you received for the previous year.

Distributions declared in December but paid in January are taxable as if they were paid in December. Following year-end, a portion of the dividends paid by REITs may be re-characterized for tax purposes as capital gain and/or return of capital. To the extent this occurs, distributions paid by the Fund during the year also will be reclassified to reflect these REIT re-characterizations. To appropriately re-characterize the distributions paid by REITs and report accurate tax information to you, the Fund must gather year-end tax information issued by each REIT owned by the Fund during the calendar year.
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Therefore, the Fund will file a 30-day extension with the Internal Revenue Service that extends the deadline for the Fund to issue Form 1099-DIV to shareholders.

When you sell shares of the Fund, you will generally have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Trust is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends, in part, on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to applicable U.S. state and local income tax. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred arrangement) will not be currently taxable. Non-U.S. investors may be subject to U.S. federal income tax withholding and estate tax. You should consult with your own tax advisor about the U.S. federal, state, local and foreign tax consequences of your investment in the Fund.

The Fund must backup withhold 24% of your taxable distribution and proceeds if you: (i) have failed to provide a correct taxpayer identification number (TIN); (ii) are subject to backup withholding by the Internal Revenue Service (the “IRS”); or (iii) have failed to provide the Fund with the certifications required by the IRS to document that you are not subject to such backup withholding.

Cost Basis Reporting

The Fund must report its shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099’s.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method shares will be reported on your Consolidated Form 1099 if you do not select a different tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of shares. Please consult your own tax advisor with regard to your personal circumstances.

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The Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a different tax lot identification method.

NET ASSET VALUE

The Fund’s share price, called the Net Asset Value or “NAV per share”, is determined on each business day that the New York Stock Exchange (the “NYSE”) is open for trading, as of the close of business of the regular session of the NYSE (generally, 4:00 p.m., Eastern time). NAV per share is computed by adding the total value of the Fund’s investments and other assets attributable to the Fund’s Institutional, Platform, or Z Shares, subtracting any liabilities attributable to the applicable class, and then dividing by the total number of the applicable classes’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the various classes of the Fund may vary.

FAIR VALUE PRICING

The Fund’s securities are valued at current market prices. Investments in securities traded on the national securities exchanges are valued at the last reported sale price. Investments in securities included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith by the Fund’s Adviser, under procedures set by the Board. The Board has appointed the Adviser as valuation designee (the “Valuation Designee”) to be responsible for all fair value determinations for the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times so long as the Valuation Designee believes that these values reflect fair value at the time the Fund’s NAV is determined.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security;
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and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that, in the opinion of the Valuation Designee, is likely to have changed the value of the security.

When the Trust uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored by the Valuation Designee to evaluate accuracy. The Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Trust’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions ("Frequent Trading") of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Adviser of the Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of an overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Fund may face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Fund under which the Trust’s Chief Compliance Officer and Transfer Agent will monitor Frequent Trading through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four "round-trips" (a purchase and sale or an exchange in and then out of the Fund) within a rolling twelve-month period. Shareholders exceeding four round-trips will be investigated by the Fund and if, as a result of this monitoring, the Fund believes that a shareholder has engaged in frequent trading, it may, in its discretion, ask
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the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in Frequent Trading of Fund shares. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In the event the foregoing purchase and redemption patterns occur, it shall be the policy of the Trust that the shareholder’s account and any other account with the Fund under the same taxpayer identification number shall be precluded from investing in the Fund (including investment that are part of an exchange transaction) for such time period as the Trust deems appropriate based on the facts and circumstances (including, without limitation, the dollar amount involved and whether the Investor has been precluded from investing in the Fund before); provided that such time period shall be at least 30 calendar days after the last redemption transaction. The above policies shall not apply if the Trust determines that a purchase and redemption pattern is not a Frequent Trading pattern or is the result of inadvertent trading errors.

These policies and procedures will be applied uniformly to all shareholders and, subject to certain permissible exceptions as described above, the Fund will not accommodate abusive Frequent Trading. The policies also apply to any account, whether an individual account or accounts with Financial Intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect Frequent Trading activity through omnibus accounts may be more limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in Frequent Trading through omnibus accounts or to curtail such trading. However, the Fund will establish information sharing agreements with intermediaries as required by Rule 22c-2 under the 1940 Act that require sharing of information about you and your account, and otherwise use reasonable efforts to work with intermediaries to identify excessive short-term trading in underlying accounts.

If the Fund identifies that excessive short-term trading is taking place in a participant-directed employee benefit plan account, the Fund or its Adviser or Transfer Agent will contact the plan administrator, sponsor or trustee to request that action be taken to restrict such activity. However, the ability to do so may be constrained by regulatory restrictions or plan policies. In such circumstances, it is generally not the policy of the Fund to close the account of an entire plan due to the activity of a limited number of participants.
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However, the Fund will take such actions as deemed appropriate in light of all the facts and circumstances.

The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from Frequent Trading, even when the trading is not for abusive purposes.

GENERAL INFORMATION

Signature Guarantees

To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a “stock power”) specifying the total number of shares being redeemed. The Trust may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

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Automatic Investment Plan

Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privilege

To the extent that the Adviser manages other funds in the Trust, you may exchange all or a portion of your shares in the Fund for shares of the same class of certain other funds of the Trust managed by the Adviser having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. As of the date of this Prospectus, the Adviser manages one Fund in the Trust.

Note that Institutional Shares and Platform Shares of the Fund may be exchanged into Z Shares of the Fund or another fund managed by the Adviser in the Trust so long as the eligibility requirements of Z Shares are met.

Frequent Trading can adversely impact Fund performance and shareholders. Therefore, the Trust reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Trust also reserves the right to refuse exchange requests by any person or group if, in the Trust’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Trust further reserves the right to restrict or refuse an exchange request if the Trust has received or anticipates simultaneous orders affecting significant portions of the Fund’s assets or detects a pattern of exchange requests that coincides with a “market timing” strategy. Although the Trust will attempt to give you prior notice when reasonable to do so, the Trust may modify or terminate the Exchange Privilege at any time.

How to Transfer Shares

If you wish to transfer shares to another owner, send a written request to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Your request should include: (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new
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account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for the shares being transferred; (v) signature guarantees (See “Signature Guarantees”); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at 800-628-4077.

Account Statements and Shareholder Reports

Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at 800-673-0550.

General

The Fund will not be responsible for any losses from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

Distribution Arrangements

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund’s distributor. Investment professionals who offer Institutional Shares may request fees from their individual clients. If you invest through a financial intermediary, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

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Rule 12b-1 Fees

The Board has adopted a Distribution Plan for the Fund's Platform Shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Fund may finance from the assets of the Platform Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. The 12b-1 Plan fee paid by the Fund is computed on an annualized basis reflecting the daily net assets of the class, up to a maximum of 0.25% for expenses of the Platform Shares. With respect to Platform Shares, 0.25% represents 12b-1 distribution fees paid to institutions that have agreements with the distributor to provide such services. Because these fees are paid out of the Platform Shares' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The 12b-1 Plan, while primarily intended to compensate for shareholder services expenses, was adopted pursuant to Rule 12b-1 under the 1940 Act, and therefore may be used to pay for certain expenditures related to financing distribution related activities of the Fund.

Shareholder Services Plan

The Fund has adopted a shareholder services plan with respect to its Institutional and Platform Shares. Under the shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, including but not limited to: (i) arranging for bank wires; (ii) responding to inquiries from shareholders concerning their investment in the Fund; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in shares; (v) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (vi) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (vii) providing sub-accounting with respect to shares beneficially owned by shareholders; and (viii) processing dividend payments from the Fund on behalf of shareholders.

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Because the Fund has adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Fund believes the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Fund, however, follows the procedural requirements of Rule 12b-1 in connection with the implementation and administration of each shareholder services plan.
An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Fund will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm’s customers.
The Fund does not monitor the actual services being performed by an authorized firm under the plan and related service agreement. The Fund also does not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the Fund and any compensation the authorized firm may receive directly from its clients.

Payments to Financial Intermediaries

Certain financial intermediaries that maintain “street name” or omnibus accounts with the Fund provide sub-accounting, recordkeeping and/or administrative services to the Fund and are compensated for such services by the Fund. For more information, please refer to the SAI.

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FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in shares of the Fund, assuming all dividends and distributions were reinvested.

The financial highlights for the periods presented have been audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm, whose unqualified report thereon, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR and is incorporated by reference into the SAI. Additional performance information for the Fund is included in the annual and semi-annual reports. The Fund’s Form N-CSR and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

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LDR High Income Realty Fund
Financial Highlights	Selected Per Share Data Throughout Each Year

		Institutional Class
		Years Ended December 31,
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$10.89	$10.47	$10.03	$14.48	$12.10

Investment activities
Net investment income (loss) (1)	(0.24)	0.12	0.24	0.10	0.11
Net realized and unrealized gain (loss) on investments	(0.73)	0.84	0.77	(3.17)	4.73
Total from investment activities	(0.97)	0.96	1.01	(3.07)	4.84
Distributions
Net investment income	(0.15)	(0.26)	(0.34)	(0.29)	(0.24)
Realized gain	(0.70)	(0.28)	(0.23)	(1.09)	(2.22)
Total distributions	(0.85)	(0.54)	(0.57)	(1.38)	(2.46)

Net asset value, end of year	$9.07	$10.89	$10.47	$10.03	$14.48

Total Return	(8.89)%	9.38%	10.48%	(21.25)%	(40.50)%
Ratios/Supplemental Data
Ratios to average net assets(2)(6)
Expenses, gross(3)(4)	5.00%	3.06%	2.19%	1.97%	1.72%
Expenses, net of management fee waivers and reimbursements(5)	4.84%	2.51%	1.04%	1.23%	1.14%
Net investment income	(2.40%)	1.10%	2.41%	0.84%	0.74%
Portfolio turnover rate	85.95%	58.24%	20.10%	38.12%	55.36%
Net assets, end of year (000s)	$21,560	$8,884	$16,692	$22,194	$38,418
(1)    Per share amounts calculated using the average number of shares outstanding throughout the period.
(2)    Effective May 1, 2024, the Advisor discontinued the expense limitation agreement.
(3)    Gross expense ratio reflects the effect of interest, dividend and proxy expenses which are excluded from the Fund’s expense limitation agreement.
(4)    Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs, dividend and interest expenses, would have been; 2.82%, 2.51%, 2.15%, 1.74%, and 1.58% for the years ended December 31, 2025 through December 31, 2021, respectively.
(5)    Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs, dividend and interest expenses, would have been; 2.66%, 1.52%, 1.00%, 1.00%,and 1.00% for the years ended December 31, 2025 through December 31, 2021, respectively.
(6) Effective November 1, 2025, the Advisor contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 1.55% of the average daily net assets of the Fund.

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LDR High Income Realty Fund
Financial Highlights	Selected Per Share Data Throughout Each Year

		Platform Class Shares
		Years Ended December 31
	2025	2024	2023	2022	2021
Net asset value, beginning of year	$10.80	$10.38	$9.93	$14.34	$11.98

Investment activities
Net investment income (loss) (1)	(0.26)	0.06	0.22	0.08	0.07
Net realized and unrealized gain (loss) on investments	(0.74)	0.85	0.77	(3.16)	4.69
Total from investment activities	(1.00)	0.91	0.99	(3.08)	4.76
Distributions
Net investment income	(0.12)	(0.21)	(0.31)	(0.24)	(0.18)
Realized gain	(0.70)	(0/28)	(0.23)	(1.09)	(2.22)
Total distributions	(0.82)	(0.49)	(0.54)	(1.33)	(2.40)

Net asset value, end of year	$8.98	$10.80	$10.38	$9.93	$14.34

Total Return	(9.20%)	8.93%	10.26%	(21.51%)	40.18%
Ratios/Supplemental Data
Ratios to average net assets(2)(6)
Expenses, gross(3)(4)	6.33%	3.55%	2.59%	2.41%	2.16%
Expenses, net of management fee waivers and reimbursements(5)	6.17%	3.05%	1.28%	1.49%	1.39%
Net investment income	(2.64%)	0.61%	2.21%	0.64%	0.48%
Portfolio turnover rate	85.95%	58.24%	20.10%	38.12%	55.36%
Net assets, end of year (000's)	$7,573	$5,970	$6,235	$6,039	$8,750
(1)    Per share amounts calculated using the average number of shares outstanding throughout the period.
(2)    Effective May 1, 2024, the Advisor discontinued the expense limitation agreement.
(3)    Gross expense ratio reflects the effect of interest, dividend and proxy expenses which are excluded from the Fund’s expense limitation agreement.
(4)    Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs, dividend and interest expenses, would have been; 3.58%, 2.91%, 2.56%, 2.17%, and 2.02% for the years ended December 31, 2025 through December 31, 2021, respectively.
(5)    Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs, dividend and interest expenses, would have been; 3.42%, 1.87%, 1.25%, 1.25%, 1.00% for the years ended December 31, 2025 through December 31, 2021, respectively.
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(6) Effective November 1, 2025, the Advisor contractually agreed to waive its fees and reimburse expenses so that the annual fund operating expenses for the Fund do not exceed 1.55% of the average daily net assets of the Fund.

FOR MORE INFORMATION ABOUT THE FUND

You will find more information about the Fund in the following documents:

Statement of Additional Information:  The Fund’s SAI dated April 30, 2026, which is on file with the SEC and incorporated by reference into this prospectus, contains additional information about the Fund.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can obtain a free copy of the SAI, annual and semi-annual reports to shareholders, and other information such as Fund financial statements, by writing to the Fund at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling the Fund toll-free at 800-673-0550, or by email at: mail@ccofva.com. The Fund’s prospectus, SAI, annual and semi-annual reports to shareholders, and other information such as Fund financial statements are available for viewing/downloading at https://ldrcapitalmgmt.com/. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Copies of these documents and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at https://www.sec.gov, and copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following email address: publicinfo@sec.gov.

Investment Company Act #811-22172

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Privacy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.
Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:
•    Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
•    Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).
Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.
Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
The Fund’s Privacy Notice is not part of this prospectus
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LDR High Income Realty Fund
Institutional Shares (HLRRX)
Platform Shares (HLPPX)
Z Shares (HLZZX)

8730 Stony Point Parkway, Suite 205 Richmond, Virginia 23235
800-673-0550

STATEMENT OF ADDITIONAL INFORMATION

Dated April 30, 2026

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus of the LDR High Income Realty Fund (the “Fund”) dated April 30, 2026 as it may be supplemented or revised from time to time. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. This SAI incorporates by reference the Fund’s Annual Report for the fiscal year ended December 31, 2025. Copies of the Fund’s Prospectus, annual report, and semi-annual Report may be obtained free of charge at https://ldrcapitalmgmt.com/ or by writing to the Fund, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling 800-673-0550.

The Fund’s annual and semi-annual reports, prospectus and SAI are all available for viewing/downloading at https://ldrcapitalmgmt.com/. General inquiries regarding the Fund may also be directed to the above address or telephone number.

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GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates to the LDR High Income Realty Fund (the “Fund”), formerly the LDR Real Estate Value-Opportunity Fund and REMS Real Estate Value-Opportunity Fund. The Fund is an investment portfolio or series of the World Funds Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on April 9, 2007. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Pursuant to a reorganization that took place on August 15, 2014, the Fund was reorganized from a series of World Funds, Inc., a Maryland corporation, to a corresponding series of the Trust. The Fund is a “diversified” series as that term is defined in the 1940 Act.

The Board of Trustees of the Trust has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Trust for the benefit of the Fund. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represents an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectuses, shares of a particular class of the Funs may be exchanged for shares of the same class of another series of the Trust managed by the same investment adviser. As of the date of this SAI, the Fund is authorized to issue three classes of shares. Platform Shares of the Fund charge a Rule 12b-1 fee and shareholder services fee; Institutional Shares of the Fund impose no Rule 12b-1 fees, front-end or back-end sales charges but do impose a shareholder services fee; and Z Shares impose no Rule 12b-1, shareholder services fees or front-end or back-end sales charges.

DESCRIPTION OF THE TRUST

The Trust’s Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares (each such series is commonly known as a mutual fund). The Agreement and Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. The Trust’s shares of beneficial interest have no par value.

Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing, insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other mutual funds within the Trust, other than the Fund, are described in separate prospectuses and statements of additional information.

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a fund are entitled to receive the assets available for distribution belonging to the particular fund, and a proportionate distribution, based upon the relative asset values of the respective fund, of any general assets of the Trust not belonging to any particular fund which are available for distribution.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects only the interests of shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Trust’s outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. A particular fund is deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment management agreement or any change in an investment objective, where such investment objective is fundamental, or in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to series or class.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

The Board has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares of any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust’s shares as the Board may deem desirable. The Agreement and Declaration of Trust authorizes the trustees, without shareholder approval, to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the trustees without shareholder approval. However, the exercise of such authority by the Board without shareholder approval may be subject to certain restrictions or limitations under the 1940 Act.

STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund’s prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

The Fund does not invest in real estate directly. The securities in which the Fund invests will normally represent a broad range of geographic regions, property types and tenants. The Fund may hold as few as twenty long positions and the Fund’s investment adviser, LDR Capital Management, LLC (the “Adviser”), may take short positions in real estate operating companies, REITs or REIT and other real estate company indices. The equity securities generally will be issuers principally engaged in the real estate industry and other real estate related investments.

Equity Securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Preferred stock has certain fixed income features, like a bond, but is actually equity in a company, like common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that the Fund may experience a substantial or complete loss on an individual equity investment.

Preferred Stock. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most REIT preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common stock dividends. Passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from non-participating preferred, which is limited to its stipulated dividend. Adjustable-rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the Treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than non- convertible preferred, which behaves more like a fixed-income bond.

Real Estate Investment Trusts (“REITs”). REITs are sometimes informally characterized as equity REITs and mortgage REITs. An equity REIT invests primarily in the fee ownership or leasehold of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended.

Since the Fund concentrates its assets in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. REIT prices may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in U.S. federal or state taxation policies affecting REITs, and poor management. Other risks include extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, lost rents due to public health crises or pandemics, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

Real Estate Companies. For purposes of the Fund’s investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses. Under normal circumstances, the Fund will invest substantially all of its respective assets in the equity securities of real estate companies. These equity securities can consist of common stocks (including REIT shares), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the Adviser’s view, a significant element of the securities’ value, and preferred stocks.

Fixed Income Securities. Cash not invested in equity securities may be invested in fixed income securities pending investment in equity securities, as well as to maintain liquidity. Fixed income securities are debt obligations, including notes, debentures, and similar instruments and securities and money market instruments. Mortgage and asset-backed securities are types of fixed income securities, and certain types of income-producing, non-convertible preferred stocks may be treated as debt securities for investment purposes. Fixed income securities generally are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Fixed income securities are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the Fund’s investments in fixed income securities. In general, fixed income securities having longer durations are more sensitive to interest rate changes than are fixed income securities with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to repay interest and/or principal on the fixed income security. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion value. Many convertible securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are considered by an investment adviser to be of comparable quality. Securities rated below investment grade are more commonly referred to as “junk bonds.”

Warrants. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Small- and Mid-Sized Companies. The Fund may invest in securities issued by small- and mid- capitalization companies. Investments in securities of companies with smaller revenues and market capitalizations present greater risks than investments in securities of larger, more established companies. Small- and mid-capitalization companies can be more volatile in price than larger capitalization companies due generally to the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small- and mid-capitalization companies to changes in, or failure of, management, and to other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. In addition, some of the companies in which the Fund may invest may be in the early stages of development and have limited operating histories. There may be less publicly available information about small or early stage companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Illiquid Investments. In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund may hold up to 15% of its net assets in “illiquid investments.” For this purpose, the term "illiquid investments" are investments that the Fund cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund monitors the portion of its total assets that are invested in illiquid investments on an ongoing basis in order to ensure that the value of illiquid securities held by the Fund do not exceed 15% of the Fund’s net assets.

The Fund must classify each portfolio investment at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to the Liquidity Rule. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, the Fund determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund takes this determination into account when classifying the liquidity of that investment. The Fund may be assisted in classification determinations by one or more third-party service providers. Investments classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.

The Fund has a liquidity risk management program designed to assess and manage the Fund’s liquidity risk. The program has been approved by the Fund’s Board of Trustees (“Board”), which has also approved the appointment of a liquidity program administrator (the “LPA”). The LPA is responsible for oversight of the Fund’s liquidity risk management efforts, including classifying the liquidity of the Fund’s investment, ensuring the Fund holds no more than 15% of net asset value in illiquid investments, ensuring that the Fund holds enough liquid assets to meet reasonably foreseeable redemption requests, and reporting to the Board regarding the effectiveness and operation of the liquidity risk management program.

Cash and Cash Equivalents. The cash equivalent investments that may be purchased by the Fund includes money market instruments such as bills, notes and bonds that are issued, sponsored or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”). The Fund may also purchase short-term, high quality debt securities such as time deposits, certificates of deposit or bankers’ acceptances issued by commercial banks or savings and loan associations, and may buy commercial paper or floating rate debt instruments. Cash equivalent securities other than U.S. Government Securities must have received one of the two highest ratings from an NRSRO or be of comparable quality, as determined by the Adviser. The Fund may also purchase shares of money market mutual funds or interests in collective accounts maintained by banks or financial institutions, which hold the types of securities described above.

U.S. Government Securities. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export- Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government- sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

U.S. government securities include: (1) securities that have no interest coupons or have been stripped of their unmatured interest coupons; (2) individual interest coupons from such securities that trade separately; and, (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Corporate Debt Securities. The Fund may invest in corporate debt securities. The Fund may invest, at the time of purchase, in securities rated: Baa or higher by Moody’s; BBB or higher by S&P; or unrated securities which, in the judgment of the Adviser to each fund, will be of comparable quality. Securities rated as BBB by S&P or Baa by Moody’s are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through the regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government Securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements only with counterparties believed by the Adviser to present minimal credit risks. The Fund may engage in repurchase agreement transactions to the maximum extent permitted by applicable law.

Index Securities. The Fund may invest in index securities (“Index Securities”). Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the MSCI US REIT Index, but are traded on an exchange like shares of common stock. The value of Index Securities fluctuates in relation to changes in the value of the underlying portfolio of securities. However, the market price of Index Securities may not be equivalent to the pro rata value of the index it tracks. Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks. Index Securities are considered investments in other investment companies.

Investment Companies. The Fund may invest in the securities of other investment companies (including exchange-traded funds (“ETFs”) to the extent that such an investment would be consistent with the requirements of the 1940 Act. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Because the Fund may invest in shares of ETFs and other investment companies their performance is directly related to the ability of the ETFs and other investment companies to meet their respective investment objectives. Accordingly, the Fund’s investment performance will be influenced by the investment strategies of and risks associated with the ETFs and investment companies in direct proportion to the amount of assets the Fund allocates to an ETF or investment company.

The Fund will limit its investments in funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules or regulations under the 1940 Act permit the Fund’s investments to exceed such limits. For example, Rule 12d1-4 permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, the Rule prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, the Rule imposes certain voting requirements when a fund's ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10% of the value of the total assets of the fund, subject to certain exceptions. These restrictions may limit the Fund's ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit the Fund's flexibility with respect to making investments in those unaffiliated investment companies. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds. The Fund may invest in open-end mutual funds and ETFs, within the limitations described above. Each investment company is subject to specific risks, depending on the nature of the fund. ETFs and mutual funds may employ leverage, which magnifies the changes in the underlying stock or other index upon which they are based.

An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges and trade similarly to publicly-traded companies. ETF's also have risks and costs that are similar to publicly-traded companies. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk borne by the investors of ETFs. Because ETFs trade on an exchange, they may not trade at net asset value (“NAV”). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash.
Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including risks that: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.
Certain ETFs may not produce qualifying income for purposes of the “Income Test” (as described below under the heading “Taxes”) which must be met in order for the Fund to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).  If one or more ETFs generates more non-qualifying income for purposes of the 90% Test than the Adviser expects it could cause the Fund to inadvertently fail the 90% Test thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Code.

Temporary Investments. From time to time, the Fund may make temporary defensive positions that are inconsistent with its principal investment strategies. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in short-term, liquid, high-grade debt securities, such as money market mutual funds, U.S. government securities (such as bills, notes, or bonds of the U.S. government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements when assuming a temporary defensive position. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. The Fund may assume a temporary defensive posture to respond to adverse market, economic, political, or other conditions. When the Fund maintains a temporary defensive position, it may not achieve its investment objective.

Borrowing for Leverage. The Fund has the ability to borrow from banks (as defined in the 1940 Act) on a secured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as “leverage.” The Fund may borrow and, if so, will maintain varying levels of leverage depending on factors such as the price of the REIT security relative to the underlying real estate and the returns of the REIT security relative to the interest expense on the borrowing. However, the Fund may have no leverage for an extended period of time when the Adviser believes that leverage is not in the best interest of a particular Fund. The Fund may borrow only from banks. Under current regulatory requirements, borrowings can be made only to the extent that the value of the Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of the Fund’s assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

Leverage creates an opportunity for increased income and capital appreciation, but at the same time, it creates special risks. Leverage is a speculative technique in that it will increase the Fund’s exposure to capital risk. Successful use of leverage depends on the Adviser’s ability to predict correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable mutual funds that do not borrow for leverage. Additionally, the Fund’s NAV per share might fluctuate more than that of other mutual funds that do not borrow.

To secure the Fund’s obligation on these loans, the Fund will have to pledge portfolio securities in an amount deemed sufficient by the lender. Pledged securities will be held by the lender and will not be available for other purposes. The Fund will not be able to sell pledged securities until they are replaced by other collateral or released by the lender. Under some circumstances, this may prevent the Adviser from engaging in portfolio transactions it considers desirable. The lender may increase the amount of collateral needed to cover a loan or demand repayment of a loan at any time. This may require the Adviser to sell assets it would not otherwise choose to sell at that time.

To the extent the income or capital appreciation derived from securities purchased with Fund assets received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such Fund assets is not sufficient to cover the cost of leverage, the return on the Fund’s available for distribution to shareholders will be reduced and less than they would have been if no leverage had been used. Nevertheless, the Adviser may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances.

Derivatives Rule.  Rule 18f-4 under the 1940 Act governs the Fund's use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivatives Transactions” include the following: (i) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (iv) when-issued or forward-

settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

The Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to (i) appoint a Derivatives Risk Manager, (ii) maintain a Derivatives Risk Management Program designed to identify, assess, and reasonably manage the risks associated with Derivatives Transactions; (iii) comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level); and (iv) comply with certain Board reporting and recordkeeping requirements.

Pursuant to Rule 18f-4, if a Fund enters into reverse repurchase agreements or similar financing transactions, the Fund will (i) aggregate the amount of indebtedness associated with all of its reverse repurchase agreements or similar financing transactions with the amount of any other “senior securities” representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions.

The requirements of Rule 18f-4 may limit a Fund’s ability to engage in Derivatives Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund.

Short Sales. The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund’s brokerage firm borrows the security to make delivery to the buyer. When the short position is closed, the Fund is obligated to deliver the “shorted” security by purchasing it at the market price at that time. No short sale will be effected which will, at the time of making such short sale transaction, cause the aggregate market value of all securities sold short to exceed 30% of the value of the Fund’s net assets.

To secure the Fund’s obligation to deliver any shorted security, it will leave the proceeds of the short sale with the selling broker. Depending on arrangements made with the broker or custodian, the Fund might not receive any payments (including interest) on collateral deposited with the broker or custodian.

If the price of a security sold short increases, the Fund may lose money on the short position. A short position for hedging purposes may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. The Fund will realize a gain on the security sold short if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of the loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale.

Portfolio Turnover. Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund’s portfolio whenever necessary, in the Adviser’s opinion, to meet the Fund’s objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund normally will not exceed 100%.

Other Investments. The Board may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund’s investment objective and that such investment would not violate the Fund’s fundamental investment policies or restrictions.

Foreign Securities and Currencies. The Fund will invest in foreign securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The securities in which the Fund may invest may be denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the underlying security denominated in that currency. Such changes will also affect the Fund’s value. The value of the security may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Taxes. The interest and dividends payable on certain foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to shareholders, including the Fund.

Costs. To the extent that the Fund invests in foreign securities, the Fund’s expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.

Emerging Markets. The Fund may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

INVESTMENT POLICIES AND RESTRICTIONS

The Fund’s investment objective, as well as the fundamental investment policies and restrictions described in this section, may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a “majority of outstanding voting shares” means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund.

The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board without shareholder approval. Notwithstanding, the Fund will give its investors at least sixty (60) days prior written notice of any change to the Fund’s “80%” minimum investment requirements as described in the Fund’s prospectus.
Further Explanation of Concentration Policy.

The concentration policy effectively requires the Fund to invest at least 25% of its assets in securities principally engaged in the real estate group of industries which together makeup the real estate sector. Pursuant to the Fund’s non-fundamental “80%” investment policy, as described in the Fund’s prospectus, under normal circumstances, the Fund invests at least 80% of net assets plus any borrowings for investment purposes, in securities issued by companies principally engaged in the real estate industry. Real estate companies derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or have at least 50% of their assets in such real estate businesses. Real estate companies include real estate investment trusts or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. The Fund may not invest 20% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than real estate securities or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or cash).

Fundamental Investment Policies and Restrictions. The Fund has adopted the following fundamental investment restrictions. The fundamental investment restrictions cannot be changed without approval by the vote of a “majority of the outstanding voting securities” of the Fund.

As a matter of fundamental policy, the Fund:

1.    May not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.    May not issue any senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.    May not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
4.    May not underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

5.    May not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6.    May invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder or by U.S. Securities and Exchange Commission (the “SEC”) or other regulatory agency with authority over the Fund.

7.    Will concentrate (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) its investments in the securities of companies principally engaged in the real estate industry and other real estate related investments.

8.    Are diversified funds as that term is defined in the 1940 Act.

    In regards to restriction #7 above, for purposes of the Fund’s fundamental policy regarding industry concentration, the Board of Trustees considers a company to be principally engaged in the real estate industry if: at least 50% of its assets, gross income or net profits are attributable to ownership, financing, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs and other real estate operating companies that either own property or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry. Other real estate related investments may include but are not limited to commercial or residential mortgage-backed securities, commercial property whole loans, and other types of equity and debt securities related to the real estate industry. Currently, the 1940 Act laws, interpretations and exemptions consider a mutual fund to concentrate if it invests at least 25% of its assets in a particular industry or industries. The definition of a company principally engaged in the real estate industry may be revised, with Board approval.

    The Fund is classified as diversified fund under the 1940 Act, which means that the Fund may not own more than 10% of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, the Fund may not purchase the securities of any one issuer (except, cash and cash items (including receivables), “government securities” as that term is defined under the 1940 Act) and securities of other investment companies), if immediately after and as a result of each such purchase, the combined value of all purchases of the holdings of the Fund in the securities of such issuer (calculated separately for each purchase based on the percentage of total assets it constituted at the time of purchase) would exceed 5% of the value of the Fund’s total assets. Subsequent changes in the market value of each security or other property purchased after the time it was purchased do not affect this calculation.

Further Information about Compliance with Fundamental Investment Restrictions

Except with respect to the investment restriction concerning borrowing, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund’s assets will not be considered a violation of the restriction. Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include: (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

With regard to fundamental investment restriction #1 pertaining to borrowings, the Fund will adhere to the 1940 Act requirements as currently in effect. Generally, the 1940 Act requirements are that: the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

With regard to the fundamental investment restriction #2 pertaining to the issuance senior securities, the 1940 Act and regulatory interpretations of relevant provisions of the 1940 Act establish the following general limits, subject to modification to conform to the 1940 Act as interpreted or modified from time to time: Open-end registered investment companies such as the Fund are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Trust is, however, permitted to issue separate series of Shares (the Fund is a series of the Trust) and to divide those series into separate classes. Individual class and institutional class are separate classes. The Fund has no intention of issuing senior securities, except that the Trust has issued its Shares in separate series and may divide those series into classes of Shares. Collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS
This Disclosure of Portfolio Securities Holdings Policy (the “Policy”) shall govern the disclosure of the portfolio securities holdings of the Fund. The Trust maintains this Policy to ensure that disclosure of information about portfolio securities is in the best interests of the Fund and the Fund’s shareholders. The Board reviews these policies and procedures as necessary and compliance will be periodically assessed by the Board in connection with a report from the Trust’s Chief Compliance Officer. In addition, the Board has reviewed and approved the provision of portfolio holdings information to entities described below that may be prior to and more frequently than the public disclosure of such information (i.e., “non-standard disclosure”). The Board has also delegated authority to the officers of the Trust and Adviser to provide such information in certain circumstances (see below).
The Trust is required by the SEC to publicly file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed on the Trust’s Form N-CSR for the second and fourth fiscal quarters and on Form N-PORT for the first and third fiscal quarters. Certain portfolio information is also included on Form N-PORT that is filed for the second and fourth fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the respective quarter. Form N-CSR, which includes a complete portfolio holdings schedule, must be posted to the Fund’s website by the 60th day after the reporting period end. In addition, Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-PORT must be filed with the SEC and will be posted to the Fund’s website no later than sixty (60) calendar days after the end of the applicable quarter.

Additionally, the Trust’s service providers which have contracted to provide services to the Trust and its funds, including, for example, the custodian, fund accountants, and other service providers assisting with materials utilized in the Board’s 15c processes, that require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non- standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so. The Trust has the following ongoing arrangements with certain third parties to provide the Fund’s portfolio holdings information:

1.to the Trust’s auditors within sixty (60) days after the applicable fiscal period or other periods as necessary for use in providing audit opinions and other advice related to financial, regulatory, or tax reporting;

2.to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Trust regulatory filings; and

3.to the Trust’s administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Fund.

The Trust’s service providers may also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities. Additionally, the Adviser may establish ongoing arrangements with certain third parties to provide the Fund’s portfolio holdings information that the Adviser determines that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. These third parties may include:

1.financial data processing companies that provide automated data scanning and monitoring services for the Fund;

2.research companies that allow the Adviser to perform attribution analysis for the Fund; and

3.the Adviser’s proxy voting agent to assess and vote proxies on behalf of the Fund.
From time to time, employees of the Adviser may express their views orally or in writing on the Fund’s portfolio securities or may state that the Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since the Fund’s most recent quarter-end and therefore may not be reflected on the list of the Fund’s most recent quarter-end portfolio holdings. These views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Fund, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which the Adviser may determine. The nature and content of the views and statements provided to each of these persons may differ. From time to time, employees of the Adviser also may provide oral or written information (“portfolio commentary”) about the Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to the Fund’s performance. The Adviser may also provide oral or written information (“statistical information”) about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the Fund may be based on the Fund’s portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.
Additionally, employees of the Adviser may disclose one or more of the portfolio securities of the Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Fund’s portfolio securities. The Adviser does not enter into formal non-disclosure or confidentiality agreements in connection with these situations; however, the Fund would not continue to conduct business with a person who the Adviser believed was misusing the disclosed information.
The Adviser or its affiliates may manage products sponsored by companies other than itself, including investment companies, offshore funds, and separate accounts and affiliates of the Adviser may provide investment related services, including research services, to other companies, including other investment companies, offshore funds, institutional investors and other entities. In each of these instances, the sponsors of these other companies and the affiliates of the Adviser may receive compensation for their services. In many cases, these other products may be managed in a similar fashion to the Fund and thus have similar portfolio holdings, and the other investment related services provided by affiliates of the Adviser may involve disclosure of information that is also utilized by the Adviser in managing the Fund. The sponsors of these other products may disclose the portfolio holdings of their products at different times than the Adviser discloses portfolio holdings for the Fund, and affiliates of the Adviser may provide investment related services to its clients at times that are different than the times disclosed to the Fund.
The Trust and the Adviser currently have no other arrangements for the provision of non-standard disclosure to any party or shareholder. Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.
All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Trust and its shareholders. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to Portfolio Securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund and its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Officers that requires the Chief Executive Officer and Chief Financial Officer of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund. There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Adviser, the Distributor or an affiliated person of the Trust, the Adviser or the Distributor. In such situations, the conflict must be disclosed to the Board and the Board will attempt to resolve the situation in a manner that it deems in the best interests of the Fund.
Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Except as provided above, affiliated persons of the Trust and third-party service providers of the Trust receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.
Neither the Trust, the Fund, nor the Adviser receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

TRUSTEES AND OFFICERS OF THE TRUST

Trustees and Officers. The Trust is governed by the Board, which is responsible for protecting the interests of shareholders. The trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. The names, addresses, and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience; (ii) qualifications; (iii) attributes; and (iv) skills.

Ms. Mary Lou H. Ivey has business experience as a practicing tax accountant from 1996 to 2021 and, as such, brings tax, budgeting and financial reporting skills to the Board. Ms. Ivey retired as the Executive Officer for the Episcopal Church Building Fund effective March 2026, where she applied her financial knowledge and skills. Prior to her position as Executive Officer for the Episcopal Church Building, Ms. Ivey serves as Chief Financial Officer for the Episcopal Church Building from 2022 to 2025.

Mr. Theo H. Pitt, Jr. has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a partner of a real estate partnership and as an Account Administrator for a money management firm.

Dr. David J. Urban is Dean Emeritus and Professor of Marketing at the Jones College of Business, Middle Tennessee State University. He earned a Ph.D. in Business Administration with a concentration in Marketing from the University of Michigan. Dr. Urban also holds a master’s degree in Psychology from the University of Michigan and an undergraduate degree in Commerce with a concentration in Marketing from the University of Virginia. His extensive career is marked by significant budget responsibility and accountability, with expertise in marketing, strategic planning, organizational leadership, and management contributing to the Board’s long-term goal setting.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Chairman of the Board of Trustees is Ms. Ivey, who is not an “interested person” of the Trust, within the meaning of the 1940 Act. The Trust also has an independent Audit Committee that allows the Board to access the expertise necessary of oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the Trust’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio managers to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Trust to monitor and test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond Virginia, 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES

NAME, YEAR OF BIRTH AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Mary Lou H. Ivey 1958 Trustee	Indefinite, Since June 2010	Retired. Chief Executive Officer, Episcopal Church Building Fund (national nonprofit organization) from September 2025 to March 2026, and Chief Financial Officer from January 2022 to August 2025. Accountant, Harris, Hardy & Johnstone, P.C., (accounting firm), 2008 - 2021.	19
Independent Trustee for the two hundred and forty six series of the ETF Opportunities Trust; and Independent Trustee of Precidian ETFs Trust for the forty-seven series of that Trust; and Independent Trustee of the Truth Social Funds for the six series of that Trust (each a registered investment company).

Theo H. Pitt, Jr. 1936 Trustee	Indefinite, Trustee from August 2013 to December 2024, Trustee Emeritus January 2025 to September 2025, and Trustee since September 2025	Senior Partner, Community Financial Institutions consulting (bank consulting) since 1997.	19
Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Independent Trustee for Starboard Investment Trust for the seven series of that trust; Independent Trustee of ETF Opportunities Trust for the two hundred and forty six series of that trust; Independent Trustee of Precidian ETFs Trust for the forty-seven series of that Trust; and Independent Trustee of the Truth Social Funds for the six series of that Trust (each a registered investment company).

Dr. David J. Urban 1955 Trustee	Indefinite, Since June 2010	Dean Emeritus (since 2023) and Professor of Marketing (since 2013), Jones College of Business, Middle Tennessee State University.	19
Independent Trustee for the two hundred and forty six series of the ETF Opportunities Trust; Independent Trustee of Precidian ETFs Trust for the forty-seven series of that Trust; and Independent Trustee of the Truth Social Funds for the six series of that Trust (each a registered investment company).

OFFICERS WHO ARE NOT TRUSTEES

NAME, YEAR OF BIRTH AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David Bogaert 1963 President	Indefinite, Since August 2017	Managing Director of Business Development, Commonwealth Fund Services, Inc., October 2013 – present.
Karen M. Shupe 1964 Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald 1954 Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director of Fund Accounting and Administration, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively 1969 Secretary	Indefinite, Since November 2013	Attorney, Practus, LLP (law firm), May 2018 to present.
J. Stephen King 1962 Assistant Secretary	Indefinite, Since November 2022	Attorney, Practus LLP (law firm), 2020 to present; The TCW Group, Inc. (investment management firm), 2017 to 2020.
Robert J. Rhatigan 1982 Assistant Secretary	Indefinite, Since October 2025	Attorney, Practus, LLP (law firm), 2024 to present. Attorney, Dechert LLP from 2012 to 2024.
Holly B. Giangiulio 1962 Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present.
Laura B. Wright 1972 Assistant Secretary	Indefinite, Since May 2022	Manager, Fund Administration, Commonwealth Fund Services, Inc., August 2023 to present; Fund Administrator, Commonwealth Fund Services, Inc., 2016 to 2023.
Julian G. Winters 1968 Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment management compliance and consulting firm) since March 2007.
Board of Trustees

The Board of Trustees oversees the Trust and certain aspects of the services provided by the Adviser and the Fund’s other service providers. Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the Trust serves at the pleasure of the Board and for a term of one year or until their successors have been duly elected and qualified.

The Trust has a standing Audit Committee of the Board composed of Ms. Ivey, Mr. Pitt and Dr. Urban. The functions of the Audit Committee are to meet with the Trust’s independent auditors to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the independent auditors with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board the selection of the independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board. For the Fund’s most recent fiscal year ended December 31, 2025, the Audit Committee met eight eleven times.

The Nominating and Corporate Governance Committee is comprised of Ms. Ivey, Mr. Pitt and Dr. Urban. The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which is described in Appendix C – the charter also describes the process by which shareholders of the Trust may make nominations. For the Fund’s most recent fiscal year ended December 31, 2025, the Nominating and Corporate Governance Committee met ~~three~~ four times.

The Qualified Legal Compliance Committee is comprised of Ms. Ivey, Mr. Pitt and Dr. Urban. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to the appropriate remedial action in connection with any report of evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. For the Fund’s most recent fiscal year ended December 31, 2025, the Qualified Legal Compliance Committee did not meet.

Trustee Compensation. Each Trustee who is not an “interested person” of the Trust may receive compensation for their services to the Trust. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. Effective January 1, 2026, each Trustee receives a retainer fee at the annualized rate of $45,000, paid quarterly.  The Independent Chairperson receives an additional annual fee of $7,500, paid quarterly. Additionally, each Trustee receives a fee of $4,000 per special meeting attended. Compensation received from the Trust for the Fund’s fiscal year ended December 31, 2025 is as follows:

Name of Person / Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund’s Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees (*)(1)
Mary Lou H. Ivey, Trustee	$4,354	$0	$0	$4,354
Laura V. Morrison(2), Trustee	$3,024	$0	$0	$3,024
Dr. David J. Urban, Trustee	$4,149	$0	$0	$4,149
Theo H. Pitt, Jr., Trustee	$2,029	$0	$0	$2,029
*     Company does not pay deferred compensation.
(1)   The “Fund Complex” consists of the Fund.
(2) Ms. Morrison resigned as a Trustee of the Trust effective September 19, 2025.

Trustee Ownership of Fund Shares – The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the funds of the Trust, as of December 31, 2025, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Non-Interested Trustees
Mary Lou H. Ivey	A	A
Theo H. Pitt, Jr.	A	A
Dr. David J. Urban	A	A

Sales Loads. No front-end or deferred sales charges are applied to purchase of Fund shares by current or former trustees, officers, employees or agents of the Trust, the Adviser or the principal underwriter and by the members of their immediate families. The Fund currently offers Institutional Shares, Platform Shares and Z Shares. No front-end or deferred sales charges are applied to the purchase of Institutional Shares, Platform Shares or Z Shares.

Policies Concerning Personal Investment Activities. The Fund and the Adviser have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for its own account.

The Codes of Ethics are on file with and are available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

Proxy Voting Policies. The Trust is required to disclose information concerning the Fund’s proxy voting policies and procedures to shareholders. The Board has delegated to Adviser the responsibility for decisions regarding proxy voting for securities held by the Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board. The proxy voting policy for the Trust can be found in Appendix A and the proxy voting policy of the Adviser can be found in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. Information regarding how the Fund’s voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, is available (1) without charge, upon request by calling toll free 800-673-0550; (2) the Fund’s website at https://ldrcapitalmgmt.com; and (3) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own of record or beneficially 5% or more of the outstanding shares of a class of the Fund as of March 31, 2026. Z Shares of the Fund were not offered as of this date.

NAME & ADDRESS	PERCENT OWNERSHIP	TYPE OF OWNERSHIP
LDR High Income Realty Fund Institutional Class
National Financial Services LLC FBO Our Customers Attn: Mutual Funds 5th Floor 200 Liberty Street One World Financial Center New York, NY 10281	15.64%	Record

NAME & ADDRESS	PERCENT OWNERSHIP	TYPE OF OWNERSHIP
Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	14.21%	Record
Lehmann Investments LP 16303 Sterling Gate CT Spring, TX 77379	10.91%	Record
RBC Capital Markets LLC/Mutual Funds Omnibus Processing Attn: Mutual Funds OPS Manager	5.85%	Record
UBS Financial Services Inc. WM USA/000 11011 6100 OMNI Account M/F ATTN: Department Manager Spec CDY A/C EBOC UBSFSI	5.56%	Record
BNC Ptsp- Matrix -Cash	5.97%	Record
North Carolina Farm Bureau Mutual Insurance Company Allen W Houck - FIN/INV Dept. Manager	32.00%	Record
LDR High Income Realty Fund Platform Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	22.00%	Record
Pershing LLC	5.01%	Record

As of the date of this SAI, the Trustees and officers of the Trust beneficially own less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

LDR Capital Management, LLC (the “Adviser”), 300 Park Avenue, Suite 520, New York, New York 10022, is the Fund’s investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was organized in October 2011 as a limited liability corporation in the state of Delaware. Mr. Lawrence D. Raiman is the firm’s founder and principal owner. Mr. Raiman is a control person under the 1940 Act.

The Adviser provides investment advisory services pursuant to a new Investment Advisory Agreement (the “New Advisory Agreement”) for the Fund, approved by Fund shareholders on June 30, 2022. Effective on March 25, 2022 (the “Effective Date”), the investment advisory agreement (the “Former Advisory Agreement”) between the Trust, on behalf of the Fund, and the Fund’s previous investment adviser, Real Estate Management Services Group, LLC (the “Predecessor Adviser”), was assigned to the Adviser. The Adviser provided advisory services to the Fund pursuant to an interim Advisory Agreement from the Effective Date until June 30, 2022 (the “Interim Advisory Agreement”). The New Advisory Agreement replaced the Interim Advisory Agreement upon Fund shareholder approval of the New Advisory Agreement on June 30, 2022. The Adviser agreed to maintain the Fund’s current expense limitation cap through the term of the Interim Advisory Agreement and under the New Advisory Agreement. Unless sooner terminated, the New Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Trust’s Board or by a majority vote of the outstanding voting securities of the Fund and (2) a majority of the trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act. The New Advisory Agreement will automatically terminate in the event of its “assignment”, as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days written notice to the other party by: (i) the majority vote of all the trustees or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

Under the Interim and New Advisory Agreement, the Adviser, subject to the supervision of the Trustees, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund’s investment objective, policies, and restrictions as set forth in the Fund’s prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Trustees such periodic or other reports as the Trustees may request. Pursuant to the terms of the Interim and New Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

Under the Interim and New Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 0.90% on the daily net assets of the Fund (and deducted proportionately from each class of Shares). The Adviser and Predecessor Adviser received the following payments from the Fund for each of the periods set forth below:

	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023
	Adviser	Adviser	Adviser
Gross Advisory Fees	$155,091	$161,388	$219,115
Waivers and/or Reimbursements	$27,388	$96,006	$288,460
Net Advisory Fees	$127,703	$65,382	$0

Expense Limitation and Fee Waiver Arrangements.

Effective November 1, 2025, in the interest of limiting the expenses of the Fund, the Adviser entered into a new expense limitation agreement (the “Expense Limitation Agreement”), with the Trust. Pursuant to the expense limitation agreement, the Adviser agreed to waive or reduce its fees and reimburse expenses so that the ratio of total annual operating expenses will not exceed 1.55% of the average daily net assets of the Fund. These limits do not apply to distribution fees pursuant to Rule 12b-1 Plans, brokerage commissions, taxes, interest, dividend expense on short sales, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Expense Limitation Agreement will remain in effect until April 30, 2027. The Trust and the Adviser could terminate the Expense Limitation Agreement prior to the end of its term only by mutual written consent. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement.

Other Funds and Accounts Managed by the Portfolio Managers.

The following table provides information about the registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio managers who are primarily responsible for the day-to-day management of the Fund as of December 31, 2025.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)
Larry Raiman	0	0	1	$17.3	25	$186
Jennifer Yap	0	0	1	$17.3	25	$186
* The fees received for managing these other accounts are not based upon the performance of the account.

The Adviser does not believe that any material conflicts exist between the portfolio managers’ management of the Fund and its management of the private accounts. This is based upon a number of factors. Some of these private accounts have different investment objectives, strategies and policies than the Fund. For example, some of the private accounts invest all, or a substantial portion of their assets in REIT preferred securities. Other private accounts are managed using a “balanced” investment strategy that allocates a portion of the assets to REIT preferred securities and the remainder to REIT common equity securities.

The Adviser may have some private accounts that have investment portfolios substantially similar to the Fund. The Adviser believes that the allocation of investment opportunities is not an issue between these entities. The allocation procedures are designed to promote fairness among the client accounts managed by the Adviser and to conform to applicable regulatory principles. The investment advisory fee for the Fund and for the private accounts does not contain any performance-based fee, so there is no incentive to favor one entity over the other.

Mr. Raiman is the Managing Principal, Chief Investment Officer/Portfolio Manager of the Adviser and serves as a portfolio manager for the Fund. As the majority owner of the Adviser, Mr. Raiman is entitled to receive distributions from the Adviser’s net profits. Mr. Raiman does not receive compensation that is based upon the Fund’s or any private account’s pre- or after-tax performance or the value of assets held by such entities. Mr. Raiman does not receive any special or additional compensation from the Adviser for his services as Portfolio Manager.

Ms. Yap serves as a portfolio manager for the Adviser and the Fund. For her services, Ms. Yapa receives a fixed annual salary plus a bonus. Ms. Yap does not receive compensation that is based upon the Fund’s or any private account’s pre- or after-tax performance or the value of the assets held by such entities. Ms. Yap does not receive any special or additional compensation from the Adviser for her services as Portfolio Manager.

As of December 31, 2025, the portfolio managers did not own any shares of the Fund.

MANAGEMENT-RELATED SERVICES

Administration, Fund Accounting and Transfer Agency. Pursuant to the Fund’s Services Agreement, Commonwealth Fund Services, Inc. (“CFS”), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the Fund’s administrator and transfer agent and as the accounting agent with respect to the Fund.

In its capacity as administrator, CFS supervises all aspects of the operations of the Fund except those performed by the Adviser. CFS will provide certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements. CFS, as administrative agent for the Fund, will provide shareholder, recordkeeping, administrative and blue-sky filing services.

As transfer agent, CFS provides certain shareholder and other services to the Fund, including furnishing account and transaction information and maintaining shareholder account records. CFS will be responsible for processing orders and payments for share purchases. CFS will mail proxy materials (and receive and tabulate proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. CFS will disburse income dividends and capital distributions and prepare and file appropriate tax-related information concerning dividends and distributions to shareholders.

As indicated above, CFS also provides accounting services to the Fund. CFS will be responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the NAV per share of the Fund; and preparing security position, transaction and cash position reports. CFS also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFS is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Trust, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records.

CFS receives, for administrative services, an asset-based fee based computed daily and paid monthly on the average daily net assets of the Fund, subject to a minimum fee plus out-of-pocket expenses. CFS receives, for transfer agency services, per account fees computed daily and paid monthly, subject to a minimum fee plus out-of-pocket expenses. CFS receives, for fund accounting services, an asset-based fee, computed daily and paid monthly on the average daily net assets of the Fund, subject to a minimum fee plus out-of-pocket expenses.

The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Fund during the periods indicated.

LDR High Income Realty Fund

Fiscal Period Ended	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administrative Services
December 31, 2025	$33,909	$35,190	$42,870
December 31, 2024	$33,001	$31,505	$39,670
December 31, 2023	$31,036	$31,939	$40,396

Custodian. UMB Bank, N.A. (“UMB” or the “Custodian”), 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106, serves as the custodian of the Fund’s assets. The Custodian acts as the custodian of the Fund’s securities and cash. With the consent of the Trust, the Custodian has designated Brown Brothers Harriman & Co. as its agent to secure a portion of the assets of the Fund. UMB is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Trust’s Board.

Distributor and Principal Underwriter. Foreside Fund Services, LLC (the “Distributor”), a wholly-owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) located at 190 Middle Street, Suite 301, Portland, Maine 04101, serves as the principal underwriter and national distributor of the Fund’s shares pursuant to a Distribution Agreement (the “Distribution Agreement”). Under the Distribution Agreement, the Distributor serves as the Fund’s principal underwriter and acts as exclusive agent for the Fund in offering its shares to the public on a commercially reasonable efforts basis and then only in respect to orders placed – that is, the Distributor is under no obligations to offer any specific number of Shares. The Distributor is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The offering of the Fund’s shares is continuous. At present, the Fund is offering Institutional Shares, Platform Shares, and Z Shares. Institutional Shares have no distribution (i.e., 12b-1) fees. The Distributor will review the Rule 12b-1 Plan fee expenditures paid by the Trust’s fund administrator. The Distributor, in conjunction with the fund administrator, maintains processes to ensure that Rule 12b-1 Plan fees are paid in accordance with the Rule 12b-1 Plan.

Legal Counsel. Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm, Tait, Weller & Baker LLP, audits the Trust’s annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Trust’s tax returns. Tait, Weller & Baker LLP is located at Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102.

PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund’s securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker. The Fund may invest in securities traded in over-the-counter markets. In these cases, the Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction. The Fund may also effect there transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.

The Adviser, when placing transactions, may allocate a portion of the Fund’s brokerage to persons or firms providing the Adviser with investment recommendations, statistical research or similar services useful to the Adviser’s investment decision-making process. The term “investment recommendations or statistical research or similar services” means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received, on the basis of transactions for the Fund, may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Advisory Agreement, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians, and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds. The research and investment information services described above make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Adviser in connection with advisory clients other than the Fund and not all such services may be useful to the Adviser in connection with the Fund. Although such information may be a useful supplement to the Adviser’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Adviser in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Adviser by the Fund.

When two or more funds that are managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each fund. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a fund is concerned. In other cases, however, the ability of a fund to participate in volume transactions will be beneficial for a fund. The Board believes that these advantages, when combined with the other benefits available because of the Adviser’s organization, outweigh the disadvantages that may exist from this treatment of transactions.

Most of the Fund’s brokerage transactions are carried out through a single broker, designated as the Fund’s “prime broker.” The Fund may place trades with any one of a number of executing brokers. However, the prime broker maintains an account with each executing broker, through which the Fund’s trades are processed. When the Fund sells a security short, the prime broker borrows the security on the Fund’s behalf, and the Fund posts collateral for the benefit of the prime broker.

The aggregate amount of brokerage commissions paid for the past three fiscal years by the Fund are shown below. The variances in commissions paid by the Fund are due to increases or decreases in the Fund’s assets and corresponding increases or decreases in trading volume.

LDR High Income Realty Fund

2025	2024	2023
$72,649	$27,139	$15,597

Securities of “Regular Broker-Dealers”. The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of December 31, 2025, the Fund did not hold any securities of any entity that would qualify as a regular broker or dealer. Lower trading levels and a reduced portfolio turnover rate since 2021 have produced lower commission rates as shown in the above table.

Portfolio Turnover. Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund’s portfolio whenever necessary, in the Adviser’s opinion, to meet the Fund’s objective. Under normal market conditions, the Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 100%. For the fiscal years ended December 31, 2023, 2024 and 2025, the Fund’s portfolio turnover rate was 20.10%, 58.24% and 85.95%, respectively.

DISTRIBUTION AND SHAREHOLDER SERVICING

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Plan of Distribution. The Fund has a Plan of Distribution or “12b-1 Plan” for its Platform Shares under which it may finance certain activities primarily intended to sell such class of shares, provided the categories of expenses are approved in advance by the Board and the expenses paid under the 12b-1 Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect.

The 12b-1 Plan provides that the Fund will pay a fee at an annual rate of 0.25% of the Fund’s Platform Shares average daily net assets. Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of “any activity which is primarily intended to result in the sale of shares issued by the Trust”. The Fund may pay the fee directly to an institution ("Financial Intermediary”), generally for distribution-related activities. Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board and by a majority of the trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the “12b-1 Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments. No 12b-1 Trustee has a financial interest in the operation of the 12b-1 Plan or any agreement related thereto. The Fund does not participate in any joint distribution activities.

The Board has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund. It is anticipated that the 12b-1 Plan will benefit shareholders because an effective sales program typically is necessary for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The 12b-1 Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and is terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the applicable class’ outstanding shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plan with a Financial Intermediary is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the applicable class’ outstanding shares of the Fund, by the Distributor or by the Financial Intermediary. An agreement will also terminate automatically in the event of its assignment.

The 12b-1 Plan provides that expenditures may include, without limitation: (a) payments to the Distributor and to securities dealers and others in respect of the sale of shares of the Fund; (b) payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to the 12b-1 Plan) who engage in or support distribution of shares of the Fund or who render shareholder support services not otherwise provided by the Trust’s transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding the Trust, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in the Shares of the Fund, and providing such other shareholder services as the Trust may reasonably request, arranging for bank wires, assisting shareholders in changing dividend options, account designations and addresses, providing information periodically to shareholders showing their positions in the Fund, forwarding communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders, processing purchase, exchange, and redemption requests from shareholders and placing orders with the Fund or its service providers; (c) formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (d) preparation, printing and distribution of sales literature; (e) preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust; (f) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund, including the performance of the Fund; and (g) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable.
As long as the 12b-1 Plan is in effect, the nomination of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.
For the fiscal year ended December 31, 2025, the Fund paid $14,516 in 12b-1 fees. All of the 12b-1 fees incurred by the Fund were used to pay platform expenses.

Shareholder Services Plan. In addition, pursuant to a Shareholder Services Plan, the Fund may also pay a Financial Intermediary for shareholder support services, which may not exceed the annual rate of 0.25% of the average daily net assets attributable to the Fund’s outstanding Platform Shares and Institutional Shares, which are owned of record or beneficially by that institution’s customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. Shareholder servicing fees are paid to Financial Intermediaries for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Fund’s Transfer Agent; (ii) processing dividend payments from the Fund; (iii) providing sub-accounting or the information necessary for sub-accounting; (iv) providing periodic mailings to shareholder; (v) providing shareholders with information as to their positions in the Fund; (vi) responding to shareholder inquiries; and (vii) providing a service to invest the assets of customers in Platform Shares and Institutional Shares.

The Trust understands that Financial Intermediaries may charge fees to their customers who are the beneficial owners of Platform Shares and Institutional Shares, in connection with their accounts with such Financial Intermediaries. Any such fees are not within and would be in addition to any amounts which may be received by an institution under the applicable 12b-1 Plan. Under the terms of each servicing agreement entered into with the Trust, Financial Intermediaries are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Platform Shares and Institutional Shares.

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Valuation Designee (as defined below).

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Valuation Designee (as defined below).

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents approved by the Board. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund's pricing time, the security will be valued at fair value as determined in good faith by the Valuation Designee (as defined below).

Fair Valuation. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received upon the sale of the security or asset in an orderly transaction between market participants at the measurement date and time. Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee (“Valuation Designee”) for the Fund to perform fair value determinations relating to all Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through a fair valuation committee and may apply fair valuation methodologies approved by the Board, or utilize prices or inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources that have been approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares. You may purchase Fund shares directly from the Fund’s Transfer Agent. You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order. Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allows it to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment by the time the Fund prices its shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses. Authorized institutions may charge their customers a processing or service fee in connection with the purchase or redemption of shares of the Fund. The amount and applicability of such a fee is determined and disclosed to its customers by each individual authorized institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectuses and this SAI. Your authorized institution will provide you with specific information about any processing or service fees you will be charged.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares. Under certain circumstances the Trust or the Adviser may waive the minimum initial investment for purchases by officers, trustees, and employees of the Trust and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares. Shareholders may exchange their shares for the same class of shares of any other series of the Trust managed by the Adviser, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder’s state of residence. Each account must meet the minimum investment requirements. Note that Institutional Shares and Platform Shares of the Fund may be exchanged into Z Shares of that Fund so long as the eligibility requirements of Z Shares are met.

Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund’s NAV per share (usually at the close of business on the same day). The Trust reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Trust determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for U.S. federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its NAV. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund’s general policy to initially invest in short- term, interest-bearing money market instruments.

However, if the Adviser believes that attractive investment opportunities (consistent with the Fund’s investment objective and policies) exist immediately, then it will invest such money in portfolio securities in as orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until the third business day. The sale of Fund shares to complete an exchange will be effected at the NAV of the Fund next computed after your request for exchange is received in proper form.

Eligible Benefit Plans. An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan’s inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of the Fund and/or certain other funds of the Trust.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares. You may sell your shares by giving instructions to CFS, the Trust’s transfer agent, in writing. The Board may suspend the right of redemption or postpone the date of payment during any period when: (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) the SEC has by order permitted such suspension; or (c) an emergency, as defined by the rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectus, the Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the prospectus to open your account.

Telephone Transactions. You may redeem shares or transfer into another Fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

The Trust employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Trust believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Trust has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plan. Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at 800-628-4077.

Retirement Plans. Shares of the Fund are available for purchase in connection with the following tax- deferred retirement plans:

1.Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2.Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Trust at 800-673-0550. Each plan’s custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax advisor for specific advice concerning your tax status and plans.

TAX

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate, or gift tax, or foreign, state, or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust (“REIT”), insurance company, regulated investment company (“RIC”), individual retirement account (“IRA”), other tax-exempt entity, or dealer in securities. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Fund (“Shares”) are held by U.S. shareholders (defined below) and that such Shares are held as capital assets.

A U.S. shareholder is a beneficial owner of Shares that is for U.S. federal income tax purposes:

•a citizen or individual resident of the United States (including certain former citizens and former long-term residents);
•a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or a trust that has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of Shares that is an individual, corporation, trust or estate and is not a U.S. shareholder.

If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A partner of a partnership holding Shares should consult its own tax advisor with respect to the purchase, ownership and disposition of Shares by the partnership.

Taxation as a RIC. The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”). There can be no assurance the Fund will so qualify. The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership” (the “Income Test”). A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Code Section 7704. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

If a RIC fails the Income Test and such failure was due to reasonable cause and not willful neglect, generally it will not be subject to the U.S. federal income tax rates applicable to corporations. Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities, other than U.S. government securities or the securities of other RICs, of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships (the “Asset Test”).

If a RIC fails the Asset Test, such RIC has a six-month period to correct any failure without incurring a penalty if such failure is “de minimis.”

Similarly, if a RIC fails the Asset Test and the failure is not de minimis, a RIC can cure the failure if: (i) the RIC files with the U.S. Treasury Department a description of each asset that caused the RIC to fail the Asset Test; (ii) the failure is due to reasonable cause and not willful neglect; and (iii) the failure is cured within six months (or such other period specified by the U.S. Treasury Department). In such cases, a tax is imposed on the RIC equal to the greater of: (i) $50,000 or (ii) an amount determined by multiplying the highest corporate U.S. federal income tax rate (currently 21%) by the amount of net income generated during the period of the Asset Test failure from the assets that caused the RIC to fail the Asset Test.

If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed (the “Distribution Test”), the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to regular corporate U.S. federal income tax rates (currently at a maximum rate of 21%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% U.S. federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if the Fund fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. To avoid the 4% U.S. federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which the Fund paid no U.S. federal income tax in preceding years. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (“OID”), the Fund must include in income each year a portion of the OID that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any accrued OID will be included in the Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the Distribution Test, even though it will not have received an amount of cash that corresponds with the accrued income.

Gain or loss realized by the Fund from the sale or exchange of warrants acquired by the Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant. Upon the exercise of a warrant acquired by the Fund, the Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

A RIC is permitted to carry forward net capital losses for five years and may allow losses to retain their original character (as short or as long-term). These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.

Except as set forth below in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC. If the Fund is unable to satisfy the Distribution Test or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level U.S. federal income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate U.S. shareholders, and non-corporate U.S. shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, if certain holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of a U.S. shareholders’ tax basis in its Shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the Income Test, the Asset Test, and the Distribution Test for that year and distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent five years, unless the Fund made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of its requalification as a RIC.

The Board reserves the right not to maintain the qualifications of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Taxation of U.S. Shareholders. Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate U.S. shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or REITs or (ii) in the case of non-corporate U.S. shareholders, as qualified dividend income eligible to be taxed at reduced rates to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (which generally include foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company (a “PFIC”). Dividends received by the Fund from an exchange traded fund (“ETF”) or other investment company taxable as a RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such ETF or other investment company. If you lend your Shares pursuant to a securities lending or similar arrangement, you may lose the ability to treat dividends (paid while the Shares are held by the borrower) as qualified dividend income.

Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“Capital Gain Dividends”), including Capital Gain Dividends credited to a shareholder but retained by the Fund, are taxable to such U.S. shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such U.S. shareholder owned the Shares. The maximum tax rate on Capital Gain Dividends received by individuals is generally 20%. Distributions in excess of the Fund’s earnings and profits will be treated by a U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder. The Fund is not required to provide written notice designating the amount of any qualified dividend income or Capital Gain Dividends and other distributions. The Forms 1099 sent to U.S. shareholders will instead serve this notice purpose.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect a U.S. shareholders’ AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the annual Distribution Test is satisfied for any year and (ii) the amount of Capital Gain Dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the prior taxable year. If the Fund makes such an election, a U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and is actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.
The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the U.S. federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares owned will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Sales and other dispositions of Shares, such as an exchange, generally are taxable events. U.S. shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Shares is properly treated as a sale or exchange for U.S. federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of Shares will generally result in capital gain or loss to the U.S. shareholder equal to the difference between the amount realized and the adjusted tax basis in the Shares sold or exchanged and will be long-term capital gain or loss if the Shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received (including amounts credited as an undistributed Capital Gain Dividends) by such U.S. shareholder with respect to such Shares. A loss realized on a sale or exchange of Shares generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed of. In such case, the tax basis of the Shares acquired will be adjusted to reflect the disallowed loss.

Both long-term and short-term capital gain of U.S. corporations are taxed at the rates applicable to ordinary income of corporations. For non-corporate U.S. shareholders, short-term capital gain is currently taxed at the rate applicable to ordinary income, while long-term capital gain generally is taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

The Fund is required to report its shareholder’s cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific Shares are deemed to be sold when there are multiple purchases on different dates at differing prices, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method Shares will be reported on a U.S. shareholder’s Consolidated Form 1099 if the U.S. shareholder does not select a different tax lot identification method. U.S. shareholders may choose a method different than the Fund’s standing method and will be able to do so at the time of their purchase or upon the sale of Shares. The Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund and its service providers do not provide tax advice.

Certain U.S. shareholders, including individuals, estates and trusts, may be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of Shares. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Backup Withholding. The Fund generally is required to backup withhold and to remit to the U.S. Treasury Department a percentage of the taxable distributions and redemption proceeds paid to any individual U.S. shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such backup withholding. The backup withholding tax rate is 24%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Shares Purchased Through Tax Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their own tax advisors to determine the suitability of Shares as an investment through such plans, and the precise effect of an investment on their particular tax situation.

U.S. Government Obligations. Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. This preferential treatment may not be available to the extent the Fund receives such interest indirectly through an investment in an ETF. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations that may be acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See below under “Higher-Risk Securities.”

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher Risk Securities. To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. federal income tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Section 1256 Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered “section 1256 contracts” for U.S. federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be “marked-to-market” and treated for

U.S. federal income tax purposes as if they were sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts (other than certain foreign currency contracts) generally will be considered 60% long-term and 40% short-term capital gain or loss.

Tax-Exempt Shareholders. A tax-exempt U.S. shareholder could recognize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund if Shares constitute debt-financed property in the hands of the tax-exempt U.S. shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt U.S. shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. A CRT (as defined in Code Section 664) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund if it recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share and the Fund recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest corporate U.S. federal income tax rate. The extent to which this IRS guidance remains applicable is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their own tax advisors concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies. A PFIC is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest, royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charges (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (a “QEF”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark to market the gains (and to a limited extent losses) in its PFIC holdings as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet the Distribution Test, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency- denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund does not expect to be eligible to pass through to shareholders a credit or deduction for such taxes.

The ETFs and other investment companies in which the Fund invests may invest in foreign securities. Dividends and interest received by an ETF’s or investment company’s holding of foreign securities may give rise to withholding and other taxes imposed by foreign countries. As noted above, tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the ETF or investment company in which the Fund invests is taxable as a RIC and meets certain other requirements, which include a requirement that more than 50% of the value of such ETF’s or investment company’s total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the ETF or investment company should be eligible to file an election with the IRS that may enable its shareholders, including the Fund in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid, subject to certain limitations. The Fund, however, is not expected to be able to pass these benefits along to its shareholders.

Taxation of Non-U.S. Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a Non-U.S. shareholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. shareholder directly, would not be subject to withholding.

A RIC generally is not required to withhold any amounts (i) with respect to distributions (other than distributions to a Non-U.S. shareholder (a) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (b) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (c) that is within a foreign country that has inadequate information exchange with the United States, or (d) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. shareholder and the Non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by a Non-U.S. shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“Interest-Related Dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual Non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the RIC (“Short-Term Capital Gain Dividends”). If the Fund invests in an underlying RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Non-U.S. shareholders.

The Fund is permitted to report such part of its dividends as Interest-Related Dividends or Short-Term Capital Gain Dividends as are eligible, but is not required to do so. These exemptions from withholding will not be available to Non-U.S. shareholders that do not currently report their dividends as Interest-Related Dividends or Short-Term Capital Gain Dividends.

In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an Interest-Related Dividends or Short-Term Capital Gain Dividends to shareholders. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A Non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Shares or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such Non-U.S. shareholder within the United States, (ii) in the case of an individual Non-U.S. shareholder, the Non-U.S. shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the Non-U.S. shareholder’s sale of Shares or to the Capital Gain Dividend received by the Non-U.S. shareholder (as described below).

Special rules would apply if the Fund was either a U.S. real property holding corporation (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a U.S. corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for certain exceptions, any distributions by the Fund to a Non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its Shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. federal income tax withholding. In addition, such distributions could result in a Non-U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Non-U.S. shareholder, including the rate of such withholding and character of such distributions, would vary depending upon the extent of the Non-U.S. shareholder’s current and past ownership of the Fund. This “look- through” USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of certain exceptions, to Non-U.S. shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier RIC or REIT, unless Congress enacts legislation providing otherwise.

In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. federal income tax on the proceeds of a Share redemption by a Non-U.S. shareholder, in which case such Non-U.S. shareholder generally would also be required to file a U.S. federal income tax return and pay any additional taxes due in connection with the redemption.

Whether or not the Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Fund does not expect to be a USRPHC. Non-U.S. shareholders should consult their own tax advisors concerning the application of these rules to their investment in the Fund.

If a Non-U.S. shareholder has a trade or business in the United States, and the dividends from the Fund are effectively connected with the Non-U.S. shareholder’s conduct of that trade or business, the dividends will be subject to net U.S. federal income taxation at regular income tax rates.

If a Non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that Non-U.S. shareholder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an applicable IRS Form W-8). Non-U.S. shareholders should consult their own tax advisors in this regard.

A Non-U.S. shareholder may be subject to U.S. state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax Shelter Reporting Regulations. If a shareholder recognizes a loss with respect to the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these rules does not affect the legal determination of whether the shareholder’s treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these rules in light of their individual circumstances.

FATCA. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (i) income dividends paid by the Fund and (ii) possibly in the future, certain capital gain distributions and the proceeds arising from the sale of Shares. FATCA withholding tax generally can be avoided: (i) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (ii) by an NFFE, if it: (a) certifies that it has no substantial U.S. persons as owners or (b) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA, generally on an applicable IRS Form W-8.

The foregoing is a general and abbreviated summary of the provisions of the Code and the U.S. Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their own tax advisors regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

FINANCIAL INFORMATION

The financial statements for the Fund for the fiscal year ended December 31, 2025 have been filed with the SEC on Form N-CSR. The financial statements contained in Form N-CSR are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in Form N-CSR have been audited by the Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP, whose report thereon also appears in such Form N-CSR and is also incorporated herein by reference. No other parts of Form N-CSR are incorporated by reference herein. The financial statements in such Form N-CSR have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. You may request free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

LDR High Income Realty Fund
8730 Stony Point Parkway, Suite 205 Richmond, Virginia 23235 Telephone: 800-673-0550
Website: https://ldrcapitalmgmt.com/
e-mail: mail@ccofva.com

You can also access and download the prospectus, SAI, annual and semi-annual reports (when available) and other information, such as the Fund’s financial statements at the Fund’s website: https://ldrcapitalmgmt.com/.

APPENDIX A
WORLD FUNDS TRUST
PROXY VOTING POLICY AND PROCEDURES
    The World Funds Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.
Delegation of Proxy Voting Authority to Fund Adviser
    The Board believes that the investment adviser, or the investment sub-adviser as appropriate, of each Fund (each an “Adviser”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.
The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.
Conflict of Interest Transactions
    In some instances, an Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders and those of the Adviser or an affiliated person of the Adviser. In such case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Adviser has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Adviser’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Adviser of its final decision on the matter and the Adviser shall vote in accordance with the Board’s decision.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders
    If a Fund has a website, the Fund may post a copy of its Adviser’s proxy voting policy and this Policy on such website. Effective July 1, 2024, a Fund shall make publicly available its most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the U. S. Securities and Exchange Commission (“Commission”). The information disclosed on Form N-PX shall be in a readable format. In addition, a copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.
    Each Adviser shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as adviser, to the Trust’s administrator within 30 days following the end of each 12-month period ending June 30. The Trust’s administrator will file a report based on such record on Form N-PX on an annual basis with the Commission no later than August 31st of each year.

APPENDIX B
ADVISOR’S PROXY VOTING POLICIES AND PROCEDURES

LDR understands and appreciates the importance of proxy voting. The nature of LDR’s investments are generally preferred equities which are non-voting but to the extent that LDR has discretion to vote the proxies of the Advisory Clients it manages, LDR will exercise its discretion to vote such proxies in accordance with the procedures outlined below (as applicable).

(1)    Proxy Voting Procedures

(a)    All proxies sent to Advisory Clients that are actually received by LDR (to vote on behalf of the Advisory Clients) will be provided to the Chief Compliance Officer.
    (b)    The Chief Compliance Officer, or his designee, will generally adhere to the following     procedures:

1.    A written record of each proxy received by LDR (on behalf of the Advisory Clients) will be kept in LDR’s files (although LDR may rely on obtaining copies of proxy statements from the EDGAR system for those proxy statements that are available on such system).
2.    The Chief Compliance Officer (or his designee) will provide the Portfolio Manager responsible for the relevant position with a copy of the proxy and other relevant information.
(c)    The relevant Portfolio Manager will be responsible for determining how to vote each proxy. Such Portfolio Manager may designate other appropriate Employees to assist him or her in reviewing proxy statements.
(d)    Each Employee must notify the Chief Compliance Officer of any conflict of interest or potential conflicts of interest associated with a proxy about which he or she is aware. The Chief Compliance Officer (or his designee) will make a determination as to whether a material conflict of interest exists related to the proxy in question (see below).
(e)    If no material conflict is identified, the relevant Portfolio Manager will make a decision on how to vote the proxy.

(2)    Handling of Conflicts of Interest

(a)    To the extent a conflict or potential conflict is identified with respect to a proxy, the Chief Compliance Officer (or his designee) will assess such conflict or potential conflict to determine whether it is material. This examination will include (but will not be limited to) an evaluation of whether LDR (or any affiliate of LDR) or an Employee has any relationship (including an outside investment with: (i) the company (or an affiliate of the company) to which the proxy relates, (ii) the proponent of a proxy proposal, or (iii) candidates for director in a proxy contest.
(b)    If a conflict is identified and deemed “material” by the Chief Compliance Officer, LDR will rely exclusively in making its voting decision on the recommendation of an independent third party who is experienced in advising investment managers regarding proxy voting decisions.

(3)    Voting Guidelines

In light of its investment strategy, LDR generally believes that proxies will not have a material impact on the value of its investments. Accordingly, in the absence of specific voting guidelines mandated by a particular Advisory Client, LDR generally intends to abstain from voting proxies. Nonetheless, LDR will review each proxy and will vote a proxy if it determines that voting would be in the best interests of its Advisory Clients.

(4)    Disclosure of Procedures

A brief summary of these proxy voting procedures will be included in LDR’s Form ADV Part 2A.
LDR will make a copy of these proxy voting procedures available to any Advisory Client who so requests. LDR will disclose in its Form ADV, Part 2A that Advisory Clients may contact LDR in order to obtain information on how LDR voted the applicable Advisory Client’s securities and to request a copy of these procedures. If an Advisory Client requests this information, LDR will prepare a written response to the Advisory Client that lists, with respect to each voted proxy that the Advisory Client has inquired about, (i) the name of the issuer; (ii) the proposal voted upon; and (iii) how LDR voted the applicable Advisory Client’s securities.

(5)    Record-Keeping Requirements

The Chief Compliance Officer (or his designee) will be responsible for maintaining files relating to LDR’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of LDR. Records of the following will be included in the files:
(a)    Copies of these proxy voting policies and procedures, and any amendments hereto;
(b)    A copy of each proxy statement that LDR actually receives relating to Advisory Client securities; provided, however, that LDR may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;
(c)    A record of each vote that LDR casts;
(d)    A copy of any document that LDR created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and
(e)    A copy of each written Advisory Client request for information on how LDR voted proxies of an Advisory Client, and a copy of any written response to any Advisory Client request for information on how LDR voted proxies on behalf of an Advisory Client.

(6)    Periodic Review

The Chief Compliance Officer will conduct an annual review of LDR’s proxy voting records to confirm that proxies are properly voted and records are appropriately maintained. Such review may involve a specific review of a sample of proxy votes that relate to certain proposals that require more analysis.

Excerpt from LDR Capital Management, LLC October 2021 Compliance Manual

APPENDIX C

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
World Funds Trust

Nominating and Corporate Governance Committee Membership

1.    The Nominating and Corporate Governance Committee of World Funds Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be an “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustees have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2.The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted:    August 2, 2013

APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

WORLD FUNDS TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

OTHER INFORMATION

Item 28. Exhibits

(a)(1)
Certificate of Trust of World Funds Trust (formerly, Abacus World Funds Trust) (the “Registrant”) dated April 9, 2007 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(a)(2)
Certificate of Amendment dated January 7, 2008 to the Registrant’s Certificate of Trust dated April 9, 2007 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(a)(3)
Registrant’s Amended Agreement and Declaration of Trust dated April 9, 2007 and amended on June 23, 2008 and November 16, 2016 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 237 on Form N-1A filed on August 28, 2017.

(b)	Registrant’s Amended and Restated By-Laws dated November 16, 2016 is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 237 on Form N-1A filed on August 28, 2017.

(c)	Not applicable.

(d)(1)
Investment Advisory Agreement between the Registrant and Union Street Partners, LLC with respect to the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 426 on Form N-1A filed on July 28, 2023.

(d)(2)
Investment Sub-Advisory Agreement between Union Street Partners, LLC and McGinn Investment Management, Inc. with respect to the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 426 on Form N-1A filed on July 28, 2023.

(d)(3)
Investment Advisory Agreement between the Registrant and Perkins Capital Management, Inc. with respect to the Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 426 on Form N-1A filed on July 28, 2023.

(d)(4)
Amended and Restated Investment Advisory Agreement between the Registrant and Applied Finance Advisors, LLC with respect to the Applied Finance Dividend Fund, Applied Finance Explorer Fund and Applied Finance Select Fund (collectively, the “Applied Finance Funds”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 429 on Form N-1A on August 28, 2023.

(d)(5)	Investment Advisory Agreement between the Registrant and LDR Capital Management, LLC with respect to the LDR High Income Realty Fund. (Filed herewith)

(d)(6)
Investment Advisory Agreement between the Registrant and Clifford Capital Partners, LLC with respect to the Clifford Capital Partners Fund, the Clifford Focused Small Cap Value Fund and the Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 420 on Form N-1A filed on January 27, 2023.

(d)(7)
Investment Advisory Agreement between the Registrant and Vest Financial LLC, with respect to the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post Effective Amendment No. 463 on Form N-1A filed on April 29, 2024.

(d)(8)
Management Agreement between Vest Cayman Subsidiary I and Vest Financial, LLC, with respect to the Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective No. 394 on Form N-1A filed on August 6, 2021.

(d)(9)
Investment Advisory Agreement between the Registrant and Rule One Partners, LLC with respect to the Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(d)(10)
Investment Advisory Agreement between the Registrant and Kanen Wealth Management, LLC with respect to the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 427 on Form N-1A filed on July 28, 2023.

(d)(11)
Investment Advisory Agreement between the Registrant and Curasset Capital Management, LLC with respect to the Curasset Capital Management Core Bond Fund and the Curasset Capital Management Limited Term Income Fund (the “Curasset Funds”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 426 on Form N-1A filed on July 28, 2023.

(d)(12)
Investment Adviser Agreement between the Registrant and Tuttle Capital Management, LLC with respect to the T-Rex 2X Long Bitcoin Daily Target ETF, the T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(d)(13)
Amended Management Agreement between T-Rex (Cayman) Portfolios SPC and Tuttle Capital Management, LLC on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF, T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF, and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 492 on Form N-1A filed on October 24, 2025.

(d)(14)
Investment Adviser Agreement between the Registrant and Cook & Bynum Capital Management, LLC with respect to The Cook & Bynum Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(e)(1)
Principal Underwriter Agreement between the Registrant and Foreside Fund Services, LLC dated March 9, 2021 with respect to the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(e)(2)
First Amendment to the Principal Underwriter Agreement dated August 24, 2021 between the Registrant and Foreside Fund Services, LLC with respect to the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A Filed on October 20, 2021.

(e)(3)
Novation Distribution Agreement dated September 30, 2021 between Registrant and Foreside Fund Services, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 404 on Form N-1A filed on January 28, 2022.

(e)(4)
First Amendment to the Novation Distribution Agreement dated December 1, 2021 between the Registrant and Foreside Fund Services, LLC with respect to certain Funds of the Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(e)(5)
Second Amendment to the Novation Distribution Agreement dated February 23, 2022 between the Registrant and Foreside Fund Services, LLC with respect to the Vest US Large Cap 10% Buffer Strategy VI Fund and the Vest US Large Cap 20% Buffer Strategy VI Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(e)(6)
Third Amendment to the Novation Distribution Agreement dated February 28, 2022 between the Registrant and Foreside Fund Services, LLC with respect to the name changes for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest US Large Cap 10% Buffer Strategies VI Fund and the Vest US Large Cap 20% Buffer Strategies VI Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(e)(7)
Fourth Amendment to the Novation Distribution Agreement dated March 28, 2022 between the Registrant and Foreside Fund Services, LLC with respect to the name change for the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(e)(8)
Fifth Amendment to the Distribution Agreement between Registrant and Foreside Fund Services, LLC with respect to the T-Rex 1.5X Long Bitcoin Daily Target ETF, the T-Rex 1.5X Inverse Bitcoin Daily Target ETF, T-Rex 1.75X Long Bitcoin Daily Target ETF, the T-Rex 1.75X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(e)(9)
Sixth Amendment to the Novated Distribution Agreement dated March 15, 2024 between Registrant and Foreside Fund Services, LLC with respect to certain Funds of the Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(e)(10)
Seventh Amendment to the Distribution Agreement between Registrant and Foreside Fund Services, LLC with respect to The Cook & Bynum Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(e)(11)
ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC with respect to the T-Rex 2X Long Bitcoin Daily Target ETF, the T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(e)(12)
First Amendment to the ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC with respect to the T-Rex 2X Long Bitcoin Daily Target ETF, the T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(e)(13)
Form of Authorized Participant Agreement with Foreside Fund Services, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(f)	Not applicable.

(g)(1)
Custody Agreement dated July 30, 2008 between the Registrant and UMB Bank, N.A., is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(g)(2)
Amended Appendix B and revised Appendix C to the Custody Agreement, dated July 30, 2008, between the Registrant and UMB Bank, N.A., to include the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed on August 15, 2014.

(g)(3)
Amended Appendix B and revised Appendix C to the Custody Agreement, dated July 30, 2008, between the Registrant and UMB Bank, N.A., to include the Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed on August 15, 2014.

(g)(4)
Amended Appendix B and revised Appendix C to the Custody Agreement, dated August 15, 2014 between the Registrant and UMB Bank, N.A., to include the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(g)(5)
Amended Exhibit A to the Custody Agreement between the Registrant and Fifth Third Bank on behalf of certain portfolio series is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(g)(6)
ETF Custody Agreement between the Registrant and U.S. Bank National Association on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post Effective-Amendment No. 468 on Form N-1A filed on July 29, 2024.

(g)(7)
Custodian Agreement between the Registrant and U. S. Bank, N.A., on behalf of The Cook & Bynum Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(g)(8)
ETF Custody Agreement Amendment between the Registrant and U.S. Bank National Association on behalf of the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(g)(9)
Transfer Agent Servicing Agreement between the Registrant and U.S. Bank Global Fund Services, LLC on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(g)(10)
Transfer Agent Servicing Agreement Amendment between the Registrant and U.S. Bank Global Fund Services, LLC on behalf of the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(h)(1)
Fund Services Agreement dated December 1, 2015 between the Registrant and Commonwealth Fund Services, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 157 on Form N-1A filed on February 23, 2016.

(h)(2)
Amendment No. 1 and Exhibit A to the Fund Services Agreement dated December 1, 2015 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 275 on Form N-1A filed on January 29, 2018.

(h)(3)
Exhibit A to the Fund Services Agreement dated December 1, 2015 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 190 on Form N-1A filed on July 29, 2016.

(h)(4)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the LDR Real Estate Value-Opportunity Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 418 on Form N-1A filed on October 3, 2022.

(h)(5)
Amended Fund Services Agreement dated August 29, 2019 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Clifford Capital Partners Fund, Clifford Capital Focused Small Cap Value Fund and the Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(h)(6)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund, Vest US Large Cap 10% Buffer Strategies VI Fund, Vest US Large Cap 20% Buffer Strategies VI Fund (the “Vest Family of Funds”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(h)(7)
Fund Services Agreement dated August 29, 2019 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(h)(8)
Fund Services Agreement dated February 20, 2019 between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(h)(9)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(h)(10)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(h)(11)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF, T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post Effective- Amendment No. 468 on Form N-1A filed on July 29, 2024.

(h)(12)
ETF Fund Accounting Services Agreement between the Registrant and U.S. Bank Global Fund Services, LLC, on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(h)(13)
Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of The Cook & Bynum Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(h)(14)
ETF Fund Accounting Servicing Agreement Amendment between the Registrant and U.S. Bank Global Fund Services, on behalf of the T-Rex 2X Long Ether Daily Target ETF and the T-Rex Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(h)(15)
Fund Sub-Administration Servicing Agreement between the Registrant, Commonwealth Fund Services, Inc. and U.S. Bank Global Fund Services on behalf of the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 468 on Form N-1A filed on July 29, 2024.

(h)(16)
Fund Sub-Administration Servicing Agreement Amendment between the Registrant, Commonwealth Fund Services, Inc. and U.S. Bank Global Fund Services on behalf of the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(h)(17)
Expense Limitation Agreement between the Registrant and Union Street Partners, LLC with respect to the shares of the Union Street Partners Value Fund is herein incorporated by reference form the Registrant's Post-Effective Amendment No. 495 on Form N-1A filed on January 28, 2026.

(h)(18)
Expense Limitation Agreement between the Registrant and Perkins Capital Management, Inc. with respect to shares of the Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 489 on Form N-1A filed on July 29, 2025.

(h)(19)
Amended Expense Limitation Agreement between the Registrant and Applied Finance Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 491 on Form N-1A filed on August 28, 2025.

(h)(20)
Expense Limitation Agreement between the Registrant and Vest Financial LLC, with respect to the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant's Post-Effective Amendment No. 497 on Form N-1A filed on February 27, 2026.

(h)(21)
Expense Limitation Agreement between the Registrant and Rule One Partners, LLC with respect to the Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 486 filed on April 30, 2025.

(h)(22)
Expense Limitation Agreement between the Registrant and Lone Peak Global Investors, LLC formerly Clifford Capital Partners, LLC with respect to the Lone Peak Value Fund (formerly Clifford Capital Partners Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 493 on Form N-1A filed on January 28, 2026.

(h)(23)
Expense Limitation Agreement between the Registrant and Kanen Wealth Management, LLC with respect to the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 490 on Form N-1A filed on July 29, 2025.

(h)(24)
Expense Limitation Agreement between Registrant and Curasset Capital Management, LLC with respect to the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 483 on Form N-1A filed on January 28, 2025.

(h)(25)	Expense Limitation Agreement between Registrant and LDR Capital Management, LLC with respect to the LDR High Income Realty Fund. (Filed herewith)

(h)(26)
Expense Limitation Agreement between Registrant and Cook & Bynum Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 494 on Form N-1A filed on January 28, 2026.

(h)(27)
Shareholder Services Plan, dated December 21, 2016 (Schedule A amended August 29, 2019), with respect to Institutional Class Shares and Investor Class Shares to the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(h)(28)
Amended Shareholder Services Plan with respect to the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund, Institutional Class Shares, Investor Class Shares, Class A Shares, Class C Shares and Class R Shares is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(h)(29)	Amended Shareholder Services Plan with respect to the LDR High Income Realty Fund. (Filed herewith)

(h)(30)
Shareholder Services Plan with respect to the Philotimo Focused Growth and Income Fund Institutional Shares is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(h)(31)
Shareholder Services Plan with respect to the Curasset Funds Class A, Investor Class and Institutional Class is herein incorporated by reference from the Registrant’s Post-Effective Amendment No 401 on Form N-1A filed on October 20, 2021.

(h)(32)
Shareholder Services Plan with respect to the Clifford Capital Partners Fund, Clifford Capital Focused Small Cap Value Fund and Clifford Capital International Value Fund for the Investor and Institutional Shares are herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(h)(33)	Shareholder Services Plan with respect to the Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(i)(1)
Opinion and Consent of Legal Counsel for Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(i)(2)	Consent of Legal Counsel for Union Street Partners Value Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 495 on Form N-1A filed on January 28, 2026.

(i)(3)	Opinion and Consent of Legal Counsel for Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(i)(4)	Consent of Legal Counsel for Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 489 on Form N-1A filed on July 29, 2025.

(i)(5)	Consent of Legal Counsel for Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 491 on From N-1A filed on August 28, 2025.

(i)(6)
Opinion and Consent of Legal Counsel for Applied Finance Core Fund (formerly Toreador Core Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 117 on Form N-1A filed on May 8, 2015.

(i)(7)
Opinion of Legal Counsel for Applied Finance Core Fund (formerly Toreador Core Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 117 on Form N-1A filed on May 8, 2015.

(i)(8)
Opinion and Consent of Counsel regarding tax matters for the reorganization of the Applied Finance Core Fund (formerly Toreador Core Fund) from the Unified Series Trust into World Funds Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 129 on Form N-1A filed on August 6, 2015.

(i)(9)
Opinion and Consent of Legal Counsel for Applied Finance Explorer Fund (formerly Toreador Explorer Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 115 on Form N-1A filed on April 29, 2015.

(i)(10)
Opinion and Consent of Legal Counsel for Applied Finance Select Fund (formerly Toreador Select Fund) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 183 on Form N-1A filed on June 30, 2016.

(i)(11)
Opinion and Consent of Counsel regarding tax matters for the reorganization of the Applied Finance Dividend Fund into the Applied Finance Core Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 369 on Form N-1A filed on August 28, 2020.

(i)(12)
Opinion of Legal Counsel for the Applied Finance Core Fund and Applied Finance Dividend Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 369 on Form N-1A filed on August 28, 2020.

(i)(13)
Opinion and Consent of Legal Counsel for Clifford Capital Partners Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 155 on Form N-1A filed on February 8, 2016.

(i)(14)
Consent of Legal Counsel for the Lone Peak Value Fund (formerly Clifford Capital Partners Fund) was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 493 on Form N-1A filed on January 28, 2026.

(i)(15)	Opinion and Consent of Legal Counsel for the Vest Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 195 on Form N-1A filed on August 23, 2016.

(i)(16)
Opinion and Consent of Legal Counsel for Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 394 on Form N-1A filed on August 6, 2021.

(i)(17)
Consent of Legal Counsel for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund was filed as an exhibit to the Registrant's Post-Effective Amendment No. 497 on Form N-1A filed on February 27, 2026.

(i)(18)
Opinion and Consent of Legal Counsel for Vest S&P 500® Dividend Aristocrats Target Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 230 on Form N-1A filed on July 25, 2017.

(i)(19)
Opinion and Consent of Legal Counsel for the Vest Funds with respect to the Class Y Shares is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 285 on Form N-1A filed on February 27, 2018.

(i)(20)	Opinion and Consent of Legal Counsel for Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(i)(21)	Consent of Legal Counsel for the Rule One Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 486 on Form N-1A on April 30, 2025.

(i)(22)
Opinion and Consent of Legal Counsel for the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 384 on Form N-1A filed on April 30, 2021.

(i)(23)	Consent of Legal Counsel for the Philotimo Focused Growth and Income Fund was filed as an exhibits to the Registrant’s Post-Effective Amendment No. 490 on Form N-1A filed on July 29, 2025.

(i)(24)
Opinion and Consent of Legal Counsel for the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 385 on Form N-1A filed on April 30, 2021.

(i)(25)	Opinion and Consent of Legal Counsel for the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(i)(26)	Consent of Legal Counsel for the Curasset Funds was filed as an exhibit to the Registrant's Post-Effective Amendment No. 496 on Form N-1A on January 28, 2026.

(i)(27)	Consent of Legal Counsel for the LDR High Income Realty Fund. (Filed herewith)

(i)(28)
Opinion and Consent of Legal Counsel regarding legality of securities registered with respect to the T-Rex 2X Long Bitcoin Daily Target ETF and the T-Rex 2X Inverse Bitcoin Daily Target ETF was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 460 on Form N-1A filed on April 26, 2024.

(i)(29)
Opinion and Consent of Legal Counsel regarding legality of securities registered with respect to The Cook & Bynum Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 473 on Form N-1A filed on August 21, 2024.

(i)(30)	Consent of Legal Counsel for The Cook & Bynum Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 494 on Form N-1A filed on January 28, 2026.

(i)(31)
Opinion and Consent of Legal Counsel regarding legality of securities registered with respect to the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 479 on Form N-1A filed on October 18, 2024.

(i)(32)
Consent of Legal Counsel for the T-Rex 2X Long Bitcoin Daily Target ETF, the T-Rex 2X Inverse Bitcoin Daily Target ETF, the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 487 on Form N-1A on April 30, 2025.

(j)(1)
Consent of Independent Registered Public Accounting firm for Union Street Partners Value Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 495 on Form N-1A filed on January 28, 2026.

(j)(2)	Consent of Independent Registered Public Accounting firm for Perkins Discovery Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No 489 on Form N-1A filed on July 29, 2025.

(j)(3)	Consent of Independent Registered Public Accounting firm for the LDR High Income Realty Fund. (Filed herewith).

(j)(4)	Consent of Independent Registered Public Accounting firm for the Applied Finance Funds is filed as an exhibit to the Registrant’s Post-Effective Amendment No 491 on Form N-1A filed on August 28, 2025.

(j)(5)
Consent of Independent Registered Public Accounting firm for the Lone Peak Value Fund (formerly Clifford Capital Partners Fund) was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 493 on Form N-1A filed on January 28, 2026.

(j)(6)
Consent of Independent Registered Public Accounting firm for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund is filed as an exhibit to the Registrant's Post-Effective Amendment No. 497 on Form N-1A filed on February 27, 2026.

(j)(7)	Consent of Independent Registered Public Accounting firm for Rule One Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 485 on Form N-1A on April 30, 2025.

(j)(8)
Consent of Independent Registered Public Accounting firm for Philotimo Focused Growth and Income Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 490 on Form N-1A on July 29, 2025.

(j)(9)	Consent of Independent Registered Public Accounting firm for Curasset Funds was filed as an exhibit to the Registrant's Post- Effective Amendment No. 496 on Form N-1A filed on January 28, 2026.

(j)(10)	Consent of Independent Registered Public Accounting firm for The Cook & Bynum Fund was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 494 on Form N-1A filed on January 28, 2026.

(j)(11)
Consent of Independent Registered Public Accounting firm for the T-Rex 2X Long Bitcoin Daily Target ETF, the T-Rex 2X Inverse Bitcoin Daily Target ETF, the T-Rex 2X Long Ether Daily Target ETF and the T-Rex 2X Inverse Ether Daily Target ETF was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 487 on Form N-1A on April 30, 2025.

(k)	Not applicable.

(l)	Not applicable.

(m)(1)
Amended Schedule A to the Distribution Plan Pursuant to Rule 12b-1 for Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 100 on Form N-1A filed on October 31, 2014.

(m)(2)	Fixed Compensation Plan pursuant to Rule 12b-1 for Perkins Discovery Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 78 on Form N-1A filed on July 29, 2014.

(m)(3)
Distribution Plan Pursuant to Rule 12b-1, dated August 31, 2019, for the Investor Class Shares of the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(m)(4)	Distribution Plan Pursuant to Rule 12b-1 for the Platform Class Shares of the LDR High Income Realty Fund. (Filed Herewith)

(m)(5)
Distribution Plan Pursuant to Rule 12b-1, dated February 23, 2022, for the Clifford Capital Partners Fund, Clifford Capital Focused Small Cap Value Fund and Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(m)(6)
Amended Distribution Plan Pursuant to Rule 12b-1 for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(m)(7)	Distribution Plan Pursuant to Rule 12b-1 for the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(m)(8)
Distribution Plan Pursuant to Rule 12b-1 for the Philotimo Focused Growth and Income Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 419 on Form N-1A filed on January 27, 2023.

(m)(9)	Distribution Plan Pursuant to Rule 12b-1 for the Rule One Fund is herein incorporated by refence from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(n)(1)	Rule 18f-3 Multi-Class Plan for the Union Street Partners Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 480 on Form N-1A filed on January 28, 2025.

(n)(2)	Rule 18f-3 Multi-Class Plan for the Applied Finance Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 349 on Form N-1A filed on January 28, 2020.

(n)(3)
Rule 18f-3 Multi-Class Plan for the Clifford Capital Partners, Clifford Capital Focused Small Cap Value Fund and Clifford Capital International Value Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 409 on Form N-1A filed on April 18, 2022.

(n)(4)
Amended Rule 18f-3 Multi-Class Plan for the Vest US Large Cap 10% Buffer Strategies Fund, Vest US Large Cap 20% Buffer Strategies Fund, Vest S&P 500® Dividend Aristocrats Target Income Fund and Vest Bitcoin Strategy Managed Volatility Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 438 on Form N-1A filed on February 28, 2024.

(n)(5)	Rule 18f-3 Multi-Class Plan for the Curasset Funds is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 404 on Form N-1A filed on January 28, 2022.

(n)(6)	Rule 18f-3 Multi-Class Plan for the LDR High Income Realty Fund. (Filed herewith)

(n)(7)	Rule 18f-3 Multi-Class Plan for Rule One Fund is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 465 on Form N-1A filed on April 29, 2024.

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 436 on Form N-1A filed on January 26, 2024.

(p)(2)	Code of Ethics for Union Street Partners, LLC. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(p)(3)	Code of Ethics for McGinn Investment Management, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 413 on Form N-1A filed on July 29, 2022.

(p)(4)	Code of Ethics for Perkins Capital Management, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 241 on Form N-1A filed on October 4, 2017.

(p)(5)	Code of Ethics for LDR Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 413 on Form N-1A filed on July 29, 2022.

(p)(6)	Code of Ethics for Applied Finance Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 474 on Form N-1A filed on August 28, 2024.

(p)(7)
Code of Ethics for Lone Peak Global Investors, LLC (formerly Clifford Capital Partners, LLC) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 493 on Form N-1A filed on January 28, 2026.

(p)(8)	Code of Ethics for Vest Financial LLC is herein incorporated by reference form the Registrant's Post-Effective Amendment No. 497 on Form N-1A filed on February 27, 2026.

(p)(9)	Code of Ethics for Rule One Partners, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 334 on Form N-1A filed on March 27, 2019.

(p)(10)	Code of Ethics for Kanen Wealth Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 422 on Form N-1A filed on February 28, 2023.

(p)(11)	Code of Ethics for Curasset Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 401 on Form N-1A filed on October 20, 2021.

(p)(12)	Code of Ethics for Tuttle Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 460 on Form N-1A filed on April 26, 2024.

(p)(13)	Code of Ethics for The Cook & Bynum Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 473 on Form N-1A filed on August 21, 2024.

(q)	Powers of Attorney are herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 494 on Form N-1A filed on January 28, 2026.

Remove and update numbers

Item 29. Persons Controlled By or Under Common Control With Registrant

T-Rex 2X Long Bitcoin Daily Target ETF, T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF, and the T-Rex 2X Inverse Ether Daily Target ETF (the “T-Rex ETFs”), each a series of the Registrant, wholly owns and controls T-Rex (Cayman) Portfolio S.P. (the “T-REX Subsidiary”), an exempt company organized under the laws of Cayman Islands. The T-Rex Subsidiary’s financial statements will be included on a consolidated basis in the T-Rex ETF’s report filed on Form N-CSR.

Item 30. Indemnification

See Article VIII, Section 2 of the Registrant’s Agreement and Declaration of Trust and the section titled “Indemnification of Trustees, Officers, Employees and Other Agents” in the Registrant’s By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

Item 31. Business and other Connections of the Investment Adviser

The list required by this Item 31 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers and sub-advisers, and each director, officer or partner of such investment advisers or sub-advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser’s or sub-adviser’s Form ADV listed opposite such investment adviser’s or sub-adviser’s name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser / Sub-Adviser	Form ADV File No.
Union Street Partners, LLC	801-72120
McGinn Penninger Investment Management, Inc.	801-40578
Perkins Capital Management, Inc.	801-22888
LDR Capital Management, LLC	801-75986
Applied Finance Advisors, LLC	801-66461
Lone Peak Global Investors, LLC, formerly Clifford Capital Partners, LLC	801-78911
Vest Financial LLC	801-77463
Rule One Partners, LLC	801-114860
Kanen Wealth Management, LLC	801-116998
Curasset Capital Management, LLC	801-122383
Tuttle Capital Management, LLC	801-76982
Cook & Bynum Capital Management, LLC	801-69930

Item 32.    Foreside Fund Services, LLC

Item 32(a)    Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.AB Active ETFs, Inc.
2.ABS Long/Short Strategies Fund
3.ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.AdvisorShares Trust
8.AFA Private Credit Fund

9.AGF Investments Trust
10.AIM ETF Products Trust
11.Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.AlphaCentric Prime Meridian Income Fund
13.Alternative Strategies Income Fund
14.American Century ETF Trust
15.AMG ETF Trust
16.Amplify ETF Trust
17.Applied Finance Dividend Fund, Series of World Funds Trust
18.Applied Finance Explorer Fund, Series of World Funds Trust
19.Applied Finance Select Fund, Series of World Funds Trust
20.Ardian Access LLC
21.ARK ETF Trust
22.ARK Venture Fund
23.Bitwise Funds Trust
24.BondBloxx ETF Trust
25.Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.Bridgeway Funds, Inc.
27.Brinker Capital Destinations Trust
28.Brookfield Real Assets Income Fund Inc.
29.Build Funds Trust
30.Calamos Convertible and High Income Fund
31.Calamos Convertible Opportunities and Income Fund
32.Calamos Dynamic Convertible and Income Fund
33.Calamos Global Dynamic Income Fund
34.Calamos Global Total Return Fund
35.Calamos Strategic Total Return Fund
36.Carlyle Tactical Private Credit Fund
37.Cascade Private Capital Fund
38.Catalyst/Perini Strategic Income Fund
39.CBRE Global Real Estate Income Fund
40.Cliffwater Corporate Lending Fund
41.Cliffwater Enhanced Lending Fund
42.Coatue Innovative Strategies Fund
43.Cohen & Steers ETF Trust
44.Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
45.CrossingBridge Ultra-Short Duration ETF, Series of Trust for Professional Managers
46.Curasset Capital Management Core Bond Fund, Series of World Funds Trust
47.Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
48.CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust
49.Davis Fundamental ETF Trust
50.Defiance BMNR Option Income ETF, Series of ETF Series Solutions
51.Defiance Connective Technologies ETF, Series of ETF Series Solutions
52.Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
53.Defiance Quantum ETF, Series of ETF Series Solutions
54.Defiance Retail Kings ETF, Series of ETF Series Solutions
55.Denali Structured Return Strategy Fund
56.Dodge & Cox Funds
57.DoubleLine ETF Trust
58.DoubleLine Income Solutions Fund
59.DoubleLine Opportunistic Credit Fund
60.DoubleLine Yield Opportunities Fund
61.DriveWealth ETF Trust
62.EIP Investment Trust
63.Ellington Income Opportunities Fund
64.ETF Opportunities Trust
65.Exchange Listed Funds Trust
66.Exchange Place Advisors Trust
67.FIS Trust
68.FlexShares Trust

69.Fortuna Hedged Bitcoin ETF, Series of Listed Funds Trust
70.Forum Funds
71.Forum Funds II
72.Forum Real Estate Income Fund
73.GMO ETF Trust
74.GoldenTree Opportunistic Credit Fund
75.Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
76.Grayscale Funds Trust
77.Guinness Atkinson Funds
78.Harbor ETF Trust
79.Harris Oakmark ETF Trust
80.Hawaiian Tax-Free Trust
81.Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
82.Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
83.Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
84.Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
85.Horizon Kinetics Medical ETF, Series of Listed Funds Trust
86.Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
87.Horizon Kinetics Texas ETF, Series of Listed Funds Trust
88.Innovator ETFs Trust
89.Ironwood Institutional Multi-Strategy Fund LLC
90.Ironwood Multi-Strategy Fund LLC
91.Jensen Quality Growth ETF, Series of Trust for Professional Managers
92.John Hancock Exchange-Traded Fund Trust
93.Kurv ETF Trust
94.Lazard Active ETF Trust
95.LDR High Income Realty Fund, Series of World Funds Trust
96.Lone Peak Value Fund, Series of World Funds Trust
97.Mairs & Power Balanced Fund, Series of Trust for Professional Managers
98.Mairs & Power Growth Fund, Series of Trust for Professional Managers
99.Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
100.Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
101.Manor Investment Funds
102.Milliman Financial Risk Management LLC
103.MoA Funds Corporation
104.Moerus Worldwide Fund, Series of Northern Lights Fund Trust IV
105.Morgan Stanley ETF Trust
106.Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
107.Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
108.Morningstar Funds Trust
109.NEOS ETF Trust
110.Niagara Income Opportunities Fund
111.NXG Cushing® Midstream Energy Fund
112.NXG NextGen Infrastructure Income Fund
113.OTG Latin American Fund, Series of World Funds Trust
114.Overlay Shares Core Bond ETF, Series of Listed Funds Trust
115.Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
116.Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
117.Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
118.Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
119.Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
120.Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
121.Palmer Square Funds Trust
122.Palmer Square Opportunistic Income Fund
123.Partners Group Private Income Opportunities, LLC
124.Perkins Discovery Fund, Series of World Funds Trust
125.Philotimo Focused Growth and Income Fund, Series of World Funds Trust
126.Plan Investment Fund, Inc.
127.Point Bridge America First ETF, Series of ETF Series Solutions
128.Precidian ETFs Trust

129.Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
130.Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
131.Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
132.Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
133.Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
134.Renaissance Capital Greenwich Funds
135.REX ETF Trust
136.Reynolds Funds, Inc.
137.RMB Investors Trust
138.Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
139.Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
140.Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
141.Roundhill Cannabis ETF, Series of Listed Funds Trust
142.Roundhill ETF Trust
143.Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
144.Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
145.Roundhill Video Games ETF, Series of Listed Funds Trust
146.Rule One Fund, Series of World Funds Trust
147.Russell Investments Exchange Traded Funds
148.Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
149.Six Circles Trust
150.Sound Shore Fund, Inc.
151.SP Funds Trust
152.Sparrow Funds
153.Spear Alpha ETF, Series of Listed Funds Trust
154.STF Tactical Growth & Income ETF, Series of Listed Funds Trust
155.STF Tactical Growth ETF, Series of Listed Funds Trust
156.Strategic Trust
157.Strategy Shares
158.Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
159.Tekla World Healthcare Fund
160.Tema ETF Trust
161.The 2023 ETF Series Trust
162.The Community Development Fund
163.The Cook & Bynum Fund, Series of World Funds Trust
164.The Private Shares Fund
165.The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
166.Third Avenue Trust
167.Third Avenue Variable Series Trust
168.Tidal Trust I
169.Tidal Trust II
170.Tidal Trust III
171.Tidal Trust IV
172.TIFF Investment Program
173.Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
174.Timothy Plan International ETF, Series of The Timothy Plan
175.Timothy Plan Market Neutral ETF, Series of The Timothy Plan
176.Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
177.Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
178.Total Fund Solution
179.Touchstone ETF Trust
180.Trailmark Series Trust
181.T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
182.T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
183.T-Rex 2x Long Ether Daily Target ETF
184.U.S. Global Investors Funds
185.Union Street Partners Value Fund, Series of World Funds Trust
186.Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
187.Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
188.Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust

189.Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
190.Virtus Stone Harbor Emerging Markets Income Fund
191.Volatility Shares Trust
192.WEBs ETF Trust
193.Wedbush Series Trust
194.Wellington Global Multi-Strategy Fund
195.Wilshire Mutual Funds, Inc.
196.Wilshire Variable Insurance Trust
197.WisdomTree Trust
198.XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)    The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)    Not applicable.

Item 33. Location of Accounts and Records

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

a)	Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (records relating to its function as transfer agent to Certain of the Funds).

b)	Foreside Fund Services, LLC, 190 Middle Street, Suite 301, Portland, Maine 04101 (records relating to its function as distributor to certain Funds of the Trust).

c)
U.S. Bank Global Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records related to its function as transfer agent and fund accounting services for the T-Rex 2X Long Bitcoin Daily Target ETF, T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF, and the T-Rex 2X Inverse Ether Daily Target ETF).

d)	Union Street Partners LLC, 1421 Prince Street, Suite 200 Alexandria, Virginia 22314. (records relating to its function as investment adviser to the Union Street Partners Value Fund).

e)
McGinn Penninger Investment Management, Inc., 277 South Washington Street, Suite 340 Alexandria, Virginia 22314 (records relating to its function as sub-adviser to the Union Street Partners Value Fund).

f)	Perkins Capital Management, Inc., 730 East Lake Street, Wayzata, Minnesota 55391-1769 (records relating to its function as investment adviser to the Perkins Discovery Fund).

g)	LDR Capital Management, LLC, 300 Park Avenue, Suite 520, New York, New York 10022 (records relating to its function as the investment adviser to LDR Real Estate Value-Opportunity Fund).

h)	Applied Finance Advisors, LLC, 17806 IH 10, Suite 300, San Antonio, Texas 78257 (records relating to its function as the investment adviser to the Applied Finance Funds).

i)
Lone Peak Global Investors, LLC, formerly Clifford Capital Partners, LLC, 363 S. Main Street, Suite 101, Alpine, Utah 84004 (records relating to its function as the investment adviser to the Lone Peak Value Fund (formerly the Clifford Capital Partners Fund)).

j)	Vest Financial LLC, 8350 Broad Street, Suite 240, McLean, Virginia 22102 (records relating to its function as the investment adviser to the Vest Family of Funds).

k)	Rule One Partners, LLC, 811 Bear Creek Road, Moreland, Georgia 30259, (records relating to its function as the investment adviser to the Rule One Fund).
l)
Kanen Wealth Management, LLC, 6810 Lyons Technology Circle, Suite 160, Coconut Creek, Florida 33073 (records relating to its function as the investment adviser to the Philotimo Focused Growth and Income Fund).

m)	Curasset Capital Management, LLC, 50 Park Place, Suite 1004, Newark, New Jersey 07102 (records relating to its function as the investment adviser to the Curasset Funds).

n)
Tuttle Capital Management LLC, 155 Lockwood Road, Riverside, Connecticut 06878 (records relating to its function as adviser to T-Rex 2X Long Bitcoin Daily Target ETF, T-Rex 2X Inverse Bitcoin Daily Target ETF, T-Rex 2X Long Ether Daily Target ETF, and the T-Rex 2X Inverse Ether Daily Target ETF).

o)	Cook & Bynum Capital Management, LLC, 2830 Cahaba Road, Birmingham, Alabama 35223 (records relating to its function as adviser to The Cook & Bynum Fund).

Item 34. Management Services
          There are no management-related service contracts not discussed in Parts A or B of this Form.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment No. 501 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia on the 29th day of April, 2026.

WORLD FUNDS TRUST
By: /s/ Karen M. Shupe
Karen M. Shupe
Treasurer and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 501 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mary Lou H. Ivey	Trustee	April 29, 2026

* Theo H. Pitt, Jr.	Trustee	April 29, 2026

*Dr. David J. Urban	Trustee	April 29, 2026

/s/ Karen M. Shupe	Treasurer and Principal Executive Officer	April 29, 2026

/s/ Ann T. MacDonald	Assistant Treasurer and Principal Financial Officer	April 29, 2026

*By: /s/ Karen M. Shupe
*Attorney-in-fact pursuant to Powers of Attorney

*Attorney-in-fact pursuant to Powers of Attorney filed as Exhibit (q) on January 28, 2026. (Accession No. 0001396092-26-000044).

EXHIBITS

(d)(5)	Investment Advisory Agreement between the Registrant and LDR Capital Management, LLC with respect to the LDR High Income Realty Fund.
(h)(25)	Expense Limitation Agreement between Registrant and LDR Capital Management, LLC with respect to the LDR High Income Realty Fund.
(h)(29)	Amended Shareholder Services Plan with respect to the LDR High Income Realty Fund.
(i)(27)	Consent of Legal Counsel for the LDR High Income Realty Fund.
(j)(3)	Consent of Independent Registered Public Accounting firm for the LDR High Income Realty Fund.
(m)(4)	Distribution Plan Pursuant to Rule 12b-1 for the Platform Class Shares of the LDR High Income Realty Fund.
(n)(6)	Rule 18f-3 Multi-Class Plan for the LDR High Income Realty Fund.